Exhibit 10.2

EXECUTION VERSION

GUARANTY AND COLLATERAL AGREEMENT

dated as of June 7, 2017

by and among

NUMEREX CORP.,

CELLEMETRY LLC, CELLEMETRY SERVICES, LLC,

NUMEREX GOVERNMENT SERVICES LLC,

NUMEREX SOLUTIONS, LLC,

ORBIT ONE COMMUNICATIONS, LLC, UBLIP, INC.,

UPLINK SECURITY, LLC, NEXTALARM, LLC,

OMNILINK SYSTEMS INC., and

TELEMETRY SERVICES CORPORATION,

and

THE OTHER PARTIES HERETO,

as Grantors,

and

HCP-FVF, LLC,

as Collateral Agent

GUARANTY AND COLLATERAL AGREEMENT

THIS GUARANTY AND COLLATERAL AGREEMENT, dated as of June 7, 2017 (this “Agreement”), is entered into by and among (i) NUMEREX CORP., a Pennsylvania corporation (“Borrower”), and (ii) CELLEMETRY LLC, a Delaware limited liability company, CELLEMETRY SERVICES, LLC, a Georgia limited liability company, NUMEREX GOVERNMENT SERVICES LLC, a Georgia limited liability company, NUMEREX SOLUTIONS, LLC, a Delaware limited liability company, ORBIT ONE COMMUNICATIONS, LLC, a Georgia limited liability company, UBLIP, INC., a Georgia corporation, UPLINK SECURITY, LLC, a Georgia limited liability company, NEXTALARM, LLC, a Georgia limited liability company, OMNILINK SYSTEMS INC., a Delaware corporation, TELEMETRY SERVICES CORPORATION, a Delaware corporation (each individually referred to herein as a “Guarantor” and collectively, the “Guarantors”; and together with Borrower and any other Person that becomes a party hereto as provided herein, each individually a “Grantor” and collectively, the “Grantors”), in favor of HCP-FVF, LLC, a Delaware limited liability company, as agent (together with its successors and assigns, in such capacity, collectively, “Collateral Agent”) for itself and all of the Purchasers (“Purchasers”) party to the Note Purchase Agreement (as hereafter defined).

The Purchasers have severally agreed to purchase the Notes from Borrower pursuant to the Note Purchase Agreement. Each Grantor is affiliated with each other Grantor. Borrower and the other Grantors are engaged in interrelated businesses, and each Grantor will derive substantial direct and indirect benefit (financial and otherwise) from the purchase of the Notes under the Note Purchase Agreement. It is a condition precedent to each Purchaser’s obligation to purchase the Notes under the Note Purchase Agreement that the Grantors shall have executed and delivered this Agreement to Collateral Agent for the ratable benefit of all the Purchasers and Collateral Agent.

In consideration of the promises and to induce Collateral Agent and the Purchasers to enter into the Note Purchase Agreement and to induce the Purchasers to purchase the Notes thereunder, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor (intending to be legally bound) hereby agrees with Collateral Agent, for the ratable benefit of the Purchasers and Collateral Agent, as follows:

Section 1           DEFINITIONS.

1.1           Unless otherwise defined herein, terms defined in the Note Purchase Agreement and used herein shall have the meanings assigned thereto in the Note Purchase Agreement, and, if not defined in the Note Purchase Agreement, such terms shall have the meaning assigned thereto in the UCC.

1.2           When used herein the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the preamble hereto.

“Chattel Paper” means all “chattel paper” as such term is defined in Section 9-102(a)(11) of the UCC and, in any event, including without limitation with respect to any Grantor, all Electronic Chattel Paper and Tangible Chattel Paper.

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“Collateral” means (a) all of the personal property now owned or at any time hereafter arising or acquired by any Grantor or in which any Grantor now has or at any time in the future may acquire any right, title or interest, wherever located, including, without limitation, all of each Grantor’s now owned or hereafter arising or acquired Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Health Care Insurance Receivables, indemnification rights and benefits under or pursuant to any purchase agreement, Instruments, insurance policies of any kind maintained by any Grantor, Intellectual Property, Inventory, Investment Property (including, without limitation, Pledged Equity), Leases, Letter-of-Credit Rights, Money, Supporting Obligations and Identified Claims, Vehicles and title documents with respect to Vehicles, (b) all books and records pertaining to any of the foregoing, (c) all Proceeds and products of and accessions to any of the foregoing, and (d) all collateral security and guaranties given by any Person with respect to any of the foregoing; provided that notwithstanding any other provision set forth in this Agreement, “Collateral” shall not include any Excluded Property. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

“Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in any Grantor’s books and records, Equipment or Inventory, in each case, in form and substance reasonably satisfactory to Collateral Agent, pursuant to which, among other things, such Person waives or subordinates any Lien it may have on the Collateral, and agrees to permit Collateral Agent to enter upon the premises and remove the Collateral or to use the premises to store or dispose of the Collateral.

“Copyrights” means all copyrights and copyright registrations arising under the laws of the United States or any other country or political subdivision thereof (whether registered or unregistered and whether published or unpublished), including, without limitation, the copyright registrations and recordings thereof and applications in connection therewith listed on Schedule 5, and (i) all reissues, continuations, extensions or renewals thereof, and the right to obtain all reissues, confirmations, extensions and renewals thereof, (ii) all income, royalties, damages, proceeds and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements, misappropriation, violation, impairment and dilutions thereof, (iii) the right to sue or recover for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding to the foregoing throughout the world.

“Excluded Accounts” means (a) any deposit account used exclusively as a payroll account (so long as each such payroll account does not contain amounts in excess of amounts necessary to pay payroll expenses), trust account holding assets for the benefit of a Person that is not a Grantor or an affiliate of a Grantor, account used exclusively for withholding tax, goods and services tax, sales tax or payroll tax, so long as, in all cases, no other amounts are so deposited in such accounts, (b) the money market accounts with Silicon Valley Bank with account numbers ending in -8509 and -8513, in each case, solely to the extent such accounts are subject to a permitted lien in favor of Silicon Valley Bank, and, in all cases, so long as such accounts contain only the amounts required to be deposited into such accounts pursuant to the underlying security agreements and no other amounts are so deposited in such accounts and (c) the accounts at SunTrust Bank listed on Schedule 6.

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“Excluded Property” means, collectively, (a) assets as to which granting or perfecting a security interest in or upon would violate applicable law, (b) voting equity interests in any Foreign Subsidiary in excess of 65% of the total voting equity interests in such Foreign Subsidiary, (c) any intent-to-use United States trademark application for which an amendment to allege use or statement of use has not been filed and accepted by the United States Patent and Trademark Office (provided that each such intent-to-use application shall be considered Collateral immediately and automatically upon such filing and acceptance), (d) any contract that prohibits, restricts or requires the consent not obtained of a third party other than any Loan Party for the creation of a security interest in such contract (or in any rights thereunder) except to the extent that any such prohibition, restriction or requirement would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 and 9-409 of the UCC or any other applicable law; (e) all Excluded Accounts; provided, that proceeds of any of the foregoing shall not be or be deemed “Excluded Property” unless such proceeds would otherwise constitute Excluded Property; and (f) assets as to which granting a security interest in or upon would violate or require consent of any party under that certain Master Lease and Financing Agreement No. 12568, dated as of March 23, 2016, between Cisco Systems Capital Corporation and Numerex Corp.

“Filing Collateral” means Collateral which may be perfected by the filing of a UCC financing statement in the appropriate filing office or an applicable security agreement with the United States Patent and Trademark Office or the United States Copyright Office (or, if at any time applicable, any other governmental office, department or agency).

“Fixtures” means “fixtures” as such term is defined in Section 9-102(a)(41) of the UCC and, in any event, including with respect to any Grantor, all of the following, whether now owned or hereafter acquired by a Grantor: plant fixtures, business fixtures, other fixtures and storage facilities, wherever located; and all additions and accessories thereto and replacements therefor.

“General Intangibles” means all general intangibles, including, without limitation, all Payment Intangibles, contract rights (including, without limitation, all rights of such Grantor to receive moneys due and to become due to it under any such applicable contract or in connection therewith, all rights of such Grantor to damages arising thereunder and all rights of such Grantor to perform and to exercise all remedies thereunder), rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims and uncertificated equity interests not constituting a security.

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“Guaranteed Obligations” means, all Obligations of the Borrower and of the other Guarantors, whether existing on the date hereof or hereafter incurred, created or arising and whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable or unenforceable as against the Borrower or any of the other Guarantors, now or hereafter in effect, or due or to become due, including, without limitation, all principal, interest (including interest accruing at the then applicable rate provided in the Note Purchase Agreement after the maturity thereof and interest accrued or accruing at the then applicable rate provided in the Note Purchase Agreement upon the commencement or during the pendency of any Insolvency Proceeding, regardless of whether such interest or a claim for post-filing or post-petition interest is allowed or allowable in such Insolvency Proceeding), and any applicable Prepayment Fee in respect of the Notes, and all other monetary obligations of the Borrower and of the other Guarantors arising under, out of, in respect of or in connection with the Note Purchase Agreement, the Notes or any of the other Note Documents, including but not limited to fees, costs, expenses and indemnities, in all cases whether primary or secondary, direct or indirect, absolute or contingent, liquidated or unliquidated, due or to become due, or now existing or hereafter incurred.

“Identified Claims” means the Commercial Tort Claims described on Schedule 7 as such schedule shall be supplemented from time to time.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including the Copyrights, the Intellectual Property Licenses, the Patents, the Trademarks, Trade Secrets, Internet domain names, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom and customer lists, data, inventions (whether patentable or not) and software.

“Intellectual Property Licenses” means all agreements (whether written or oral) naming (or granting) any Grantor as licensor or licensee, including those listed on Schedule 5, granting any right (a) under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any such Copyright, (b) to manufacture, use or sell any invention covered in whole or in part by a Patent, and (c) to use any Trademark.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any other Grantor.

“Investment Property” means the collective reference to (a) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC, (b) all “financial assets” as such term is defined in Section 8-102(a)(9) of the UCC, and (c) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Equity.

“Issuers” means the collective reference to each issuer of any Investment Property.

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“Note Purchase Agreement” means the Note Purchase Agreement of even date herewith by and among Borrower, the other Grantors, the Purchasers, and Collateral Agent, as amended, supplemented, restated or otherwise modified from time to time.

“Paid in Full” or “Payment in Full” means the indefeasible payment in full in cash of all Obligations, other than contingent indemnification and expense reimbursement obligations for which no claims have been asserted, in accordance with the terms of the Note Purchase Agreement (subject to any rights of reinstatement set forth herein).

“Patents” means all patents and patent applications in the United States, any other country or political subdivision thereof, including, without limitation, the patents and patent applications listed on Schedule 5, and (i) all continuation, divisional and continuation-in-part applications and reissues and reexaminations thereof, and all rights to obtain any reissues or extensions thereof, (ii) all income, royalties, proceeds, damages and payments now and hereafter due or payable or asserted under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue or recover for past, present and future infringements, misappropriation, violation or other impairment thereof, and (iv) all of each Grantor’s rights corresponding to the foregoing throughout the world.

“Pledged Equity” means the Capital Stock listed on Schedule 1, together with any other equity interests, certificates, options or rights of any nature whatsoever in respect of Capital Stock of any Person that may be issued or granted to, or held by, any Grantor at any time while this Agreement is in effect, and any and all distributional interests, dividends, cash, certificates, liquidation rights and interests, options, rights, warrants, instruments or other property (whether real, personal or mixed) from time to time received, receivable or otherwise distributed in respect of or in exchange or substitution for any and all of such Capital Stock, and all rights to receive any and all income, gain, profit, loss or other items allocated or distributed to the owner of such equity interests (including, without limitation, under or pursuant to any operating agreement, if applicable); provided, however, in no event shall more than sixty-five percent (65%) of the total outstanding voting Capital Stock of any direct Foreign Subsidiary be required to be pledged hereunder.

“Pledged Notes” means all promissory notes listed on Schedule 1, all intercompany notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC, including, without limitation, any and all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto; provided, however, without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Collateral Agent or any Purchaser from time to time with respect to any of the Investment Property.

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“Receivable” means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including any Accounts).

“Secured Obligations” means (a) in the case of the Borrower, the “Obligations” as defined in the Note Purchase Agreement, and (b) in the case of the Guarantors, the Guaranteed Obligations.

“Securities Act” means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

“Trademarks” means all trademarks, trade names, registered trademarks, trademark applications, corporate names, business names, fictitious business names, service marks, trade styles, logos and other source or business identifiers (whether registered or unregistered), in each case in the United States or any other country or political subdivision thereof, including, without limitation, the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5, and (i) all registrations and recordings thereof and applications thereof, renewals and extensions thereof, and the right to obtain all extensions and renewals thereof, (ii) all income, royalties, damages, proceeds, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue or recover for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding to the foregoing throughout the world; provided, however, any intent-to-use United States trademark application for which an amendment to allege use or statement of use has not been filed and accepted by the United States Patent and Trademark Office shall not be considered Collateral (provided that each such intent-to-use application shall be considered Collateral immediately and automatically upon such filing and acceptance).

“Trade Secrets” means anything that would constitute a trade secret under Applicable Law and information that derives independent economic value (actual or potential) from not being generally known to and not being readily ascertainable by proper means by a person able to obtain economic value from its use or disclosure, and all other inventions (whether patentable or not), industrial designs, discoveries, improvements, ideas, designs, models, formulae, patterns, compilations, databases, data collections, drawings, blueprints, mask works, devices, methods, techniques, processes, know-how, confidential information, proprietary information, customer lists, software, and technical information.

“UCC” means the Uniform Commercial Code as in effect on the Closing Date and from time to time in the State of New York, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

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“Vehicles” means all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law.

Section 2           GUARANTY.

2.1           Guaranty.

(a)          Each of the Guarantors hereby, jointly and severally, absolutely, unconditionally and irrevocably, as a primary obligor and not only a surety, guarantees to Collateral Agent, for the ratable benefit of the Purchasers and Collateral Agent, the prompt and complete payment by Borrower when due (whether at the stated maturity, or earlier by acceleration or otherwise) of the Obligations and the Guaranteed Obligations of the other Guarantors. The guarantee contained in this Section 2 (this “Guaranty”) is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, irrevocable, and continuing guaranty of payment (not collection) which shall remain in full force and effect without respect to future changes in conditions. This Guaranty constitutes a guaranty of payment and not of collection. If any Grantor fails to make any payment of any Secured Obligations on or before the due date thereof and after the expiration of the applicable notice and cure period, if any, Guarantor immediately shall (upon Collateral Agent’s demand), cause such payment to be made.

(b)          Anything herein or in any other Note Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Note Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2). This Section 2.1(b) is intended solely to preserve the rights of the Collateral Agent and the Purchasers hereunder, and no Guarantor or any other Person shall have any right or claim under this Section 2.1(b) or otherwise as against the Collateral Agent or any Purchaser that would not otherwise be available to such Person under Applicable Insolvency Laws.

(c)          Each Guarantor agrees that the Secured Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guaranty contained in this Section 2 or affecting the rights and remedies of Collateral Agent or any Purchaser hereunder.

(d)          The guaranty contained in this Section 2 shall remain in full force and effect until all of the Secured Obligations shall have been Paid in Full. Guarantor agrees that Guarantor’s liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement of any lien, security interest, mortgage or realization upon any security or collateral Collateral Agent may at any time possess or be entitled. Guarantor consents and agrees that Collateral Agent shall be under no obligation to marshal any assets of any Grantor or any other Person or against or in payment of any or all of the Secured Obligations.

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(e)          No payment made by Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by Collateral Agent or any Purchaser from Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Secured Obligations or any payment received or collected from such Guarantor in respect of the Secured Obligations), remain liable for the remaining unpaid Secured Obligations up to the maximum liability of such Guarantor hereunder until the Secured Obligations are Paid in Full.

2.2           Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to Collateral Agent and the Purchasers, and each Guarantor shall remain liable to Collateral Agent and the Purchasers for the full amount guaranteed by such Guarantor hereunder.

2.3           No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by Collateral Agent or any Purchaser, no Guarantor shall be entitled to be subrogated to any of the rights of Collateral Agent or any Purchaser against Borrower or any other Guarantor or any collateral security or guaranty or right of offset held by Collateral Agent or any Purchaser for the payment of the Secured Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all of the Secured Obligations are Paid in Full; provided that, no Guarantor shall exercise any such rights of subrogation at any time if the Collateral Agent or any Purchaser (with their designees, in each case) have acquired all or any of the Collateral by credit bid or strict foreclosure. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Secured Obligations shall not have been Paid in Full or at any time until Collateral Agent or any Purchaser (or their designees, in each case, as applicable) ceases to own all or any portion of the Collateral if such Person has acquired all or any of the Collateral by credit bid or strict foreclosure, such amount shall be held by such Guarantor in trust for Collateral Agent and the Purchasers, segregated from the funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Collateral Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to Collateral Agent, if required), to be applied against the Secured Obligations, whether matured or unmatured, in such order as Collateral Agent may determine unless otherwise specified in the Note Purchase Agreement. Guarantor agrees that the execution of the Guaranty shall not be deemed to make Guarantor a “creditor” of any Grantor, and that for purposes of Applicable Insolvency Laws, Guarantor shall not be deemed a “creditor” of such Grantor.

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2.4           Amendments, etc. with respect to the Secured Obligations.

(a)          Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Secured Obligations made by Collateral Agent or the Required Purchasers may be rescinded by Collateral Agent or the Required Purchasers and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Collateral Agent (or the Required Purchasers or all the Purchasers, as the case may be) and the Note Purchase Agreement and the other Note Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Collateral Agent (or the Required Purchasers or all the Purchasers, as the case may be) may deem advisable from time to time in accordance with the Note Purchase Agreement and the other Note Documents. Neither Collateral Agent nor any Purchaser shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guaranty contained in this Section 2 or any property subject thereto.

(b)          Without discharging any Guarantor from any of its obligations hereunder Collateral Agent or any Purchaser may, from time to time, at its sole discretion and without notice to or the consent of any Guarantor, take any or all of the following actions: (i) retain or obtain a security interest in any property to secure any of the Secured Obligations or any obligation hereunder, (ii) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Secured Obligations, (iii) amend, modify, or supplement any terms of the Note Documents or extend or renew any of the Secured Obligations for one or more periods (whether or not longer than the original period), alter or exchange any of the Secured Obligations, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Secured Obligations, (iv) release any guaranty or right of offset or its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Secured Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (v) resort to the undersigned (or any of them) for payment of any of the Secured Obligations when due, whether or not Collateral Agent or the Purchasers shall have resorted to any property securing any of the Secured Obligations or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Secured Obligations. This Guaranty includes any and all Secured Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Secured Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Secured Obligations after prior Secured Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Obligations. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Collateral Agent, (b) no such revocation shall apply to any Secured Obligations in existence on such date (including, but not limited to, any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Secured Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Collateral Agent or Purchasers in existence on the date of such revocation, (d) no payment by Guarantor, Grantor, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the Secured Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

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2.5           Waivers. Each Guarantor waives, until Payment in Full, to the furthest extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by Collateral Agent or any Purchaser upon the guaranty contained in this Section 2 or acceptance of the guaranty contained in this Section 2; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guaranty contained in this Section 2, and all dealings between Borrower and any of the Guarantors, on the one hand, and Collateral Agent and the Purchasers, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guaranty contained in this Section 2. To the furthest extent permitted by applicable law, each Guarantor waives, until Payment in Full: (a) diligence, presentment, protest, demand for payment and notice of default, dishonor or nonpayment and all other notices whatsoever to or upon Borrower or any of the Guarantors with respect to the Secured Obligations, (b) notice of the existence or creation or non-payment of all or any of the Secured Obligations and (c) all diligence in collection or protection of or realization upon any Secured Obligations or any security for or guaranty of any Secured Obligations. Guarantor hereby waives, until Payment in Full: (1) notice of acceptance hereof; (2) notice of any loan or other financial accommodations made or extended to Borrower or the creation or existence of any Secured Obligations; (3) notice of the amount of the Secured Obligations, subject, however, to Guarantor’s right to make inquiry of Collateral Agent to ascertain the amount of the Secured Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor’s risk hereunder or the dollar amount of Guarantor’s liability; (5) notice of any event of default by Borrower under any instrument, writing or agreement with Collateral Agent or any Purchaser including the Note Documents; and (6) all other notices (except if such notice is specifically required to be given to Guarantor hereunder or under any other applicable Note Document) and demands to which Guarantor might otherwise be entitled. Guarantor consents to any and all forbearances and extensions of the time of payment of the Note Purchase Agreement or any of the other Note Documents, and to any and all changes in the terms, covenants and conditions thereof hereafter made or granted, and to any part of the collateral therefor; it being the intention and agreement hereof that Guarantor shall remain unconditionally liable as a principal as, to and until Payment in Full has occurred, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Borrower or Guarantor. Guarantor hereby further waives, until Payment in Full: (x) any rights to assert against Collateral Agent or Purchasers any defense (legal or equitable), setoff, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Collateral Agent or Purchasers (other than the defense that the Secured Obligations shall have been Paid in Full); and (y) any defense, setoff, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Secured Obligations or any security therefor (including, but not limited to, any of the Note Documents). Without limiting the generality of the foregoing or any other provisions of this Guaranty, each Guarantor agrees that this Guaranty shall not be discharged, limited, impaired or affected by: (A) the transfer of all or any part of the property or assets described in any of the Note Documents; (B) any sale, pledge, surrender, indulgence, alteration, substitution, exchange, modification or other disposition of any of the Secured Obligations, all of which Collateral Agent or any Purchaser is expressly authorized to make from time to time; (C) any failure, neglect or omission on the part of Collateral Agent or Purchasers to realize or protect any of the Secured Obligations, or any personal property or real property or lien security given as security therefor, or to exercise any lien upon or right of appropriation of monies, credits or property of Borrower toward liquidation of the Indebtedness, or performance of the covenants guaranteed hereby; (D) any proceedings with respect to the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, the marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, imposition or readjustment of, or other similar proceedings affecting Borrower or any other Guarantor or any of their respective assets, it being expressly understood and agreed that no such proceeding shall affect, modify, limit or discharge the liability or obligation of Guarantor hereunder in any manner whatsoever, and that Guarantor shall continue to remain absolutely liable under this Guaranty to the same extent, and in the same manner, as if such proceedings had not been instituted, (E) any lack of validity or enforceability of the Loan Agreement, any of the other Loan Documents, or any other document, instrument or agreement referred to therein or evidencing all or any portion of the Guaranteed Obligations or any assignment or transfer of any of the foregoing; (F) any act or failure to act by the Borrower, any other Loan Party or any other Person which may adversely affect such Guarantor’s subrogation rights or rights of contribution (or any similar right of recovery), if any, against the Borrower to recover payments made under this Guaranty; (G) any release, amendment or waiver of, or consent to any departure from, any guaranty of all or any portion of the Guaranteed Obligations  (or any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect of this Agreement); and (H) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than the defense that the Secured Obligations have been Paid In Full).

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2.6           Payments. Each Guarantor hereby guaranties that payments hereunder shall be paid to Collateral Agent without set-off, recoupment, deduction or counterclaim or any other reduction in immediately available United States dollars at the office of Collateral Agent specified in the Note Purchase Agreement.

2.7           Reinstatement. The guaranty contained in this Section 2 shall remain in full force and effect and continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be reduced, restored or returned by Collateral Agent or any Purchaser (whether as a “voidable preference”, “fraudulent conveyance”, “fraudulent transfer” or otherwise) upon the commencement of, or otherwise in relation to, any Insolvency Proceeding of or in respect of the Borrower or any other Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer, official or designee for, the Borrower or any Guarantor or any substantial part of the property of the Borrower or any Guarantor, or otherwise, all as though such payments had not been made.  In the event that any payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or otherwise reduced, restored or returned by Collateral Agent or any Purchaser, the Guaranteed Obligations shall be reinstated to the extent of the payment so rescinded, reduced, restored or returned and shall be reduced only by the amount paid and not so rescinded, reduced, restored or returned.  If claim is ever made on the Collateral Agent or any Purchaser for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and the Collateral Agent or such Purchaser repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body of competent jurisdiction or (ii) any settlement or compromise of any such claim effected by the Collateral Agent or such Purchaser with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on such Guarantor notwithstanding any revocation hereof or the cancellation of the Note Purchase Agreement, any of the other Note Documents or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the Collateral Agent or such Purchaser for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Collateral Agent or such Purchaser

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Section 3           GRANT OF SECURITY INTEREST.

3.1           Grant. Each Grantor hereby unconditionally grants, pledges, collaterally assigns and transfers to Collateral Agent, for the ratable benefit of the Purchasers and Collateral Agent, a valid and continuing security interest in and Lien on all of such Grantor’s Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent and/or Purchasers, but for the fact that they are unenforceable or not allowable due to the existence of any bankruptcy or other Insolvency Proceeding involving any Grantor. Notwithstanding anything herein to the contrary, the Grantors shall have no obligation to take any steps with respect to the perfection of such security interest in and Lien on Vehicles.

Section 4           REPRESENTATIONS AND WARRANTIES.

To induce Collateral Agent and the Purchasers to enter into the Note Purchase Agreement and to induce the Purchasers to purchase the Notes thereunder, each Grantor hereby represents and warrants to Collateral Agent and each Purchaser, which representations and warranties shall survive the execution and delivery hereof, that:

4.1           Title; No Other Liens. Except for Permitted Liens, such Grantor owns each item of its Collateral free and clear of any and all Liens of others; provided that Pledged Equity shall not be subject to any Liens except the Lien created hereby. No financing statement or other public notice of a Lien with respect to all or any part of the Collateral is on file or of record in any public office, except filings evidencing Permitted Liens and filings for which termination statements have been delivered to Collateral Agent.

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4.2           Perfected First Priority Liens. On the Closing Date, the security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on Schedule 2, copies thereof have been delivered to Collateral Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Filing Collateral in favor of Collateral Agent, for the ratable benefit of the Purchasers and Collateral Agent, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof and (b) are subject to no other Liens on the Collateral except for Permitted Liens; provided that Pledged Equity shall not be subject to any Liens except the Lien created hereby. The filings and other actions specified on Schedule 2 constitute all of the filings and other actions necessary to perfect all security interests granted hereunder on the Filing Collateral.

4.3           Grantor Information. Schedule 3 sets forth, as of the Closing Date, (a) such Grantor’s jurisdiction of organization, (b) the location of such Grantor’s chief executive office, (c) such Grantor’s exact legal name as it appears on its organizational documents and (d) such Grantor’s organizational identification number (to the extent a Grantor is organized in a jurisdiction which assigns such numbers) and federal employer identification number.

4.4           Collateral Locations. Schedule 4 sets forth, as of the Closing Date, (a) each place of business of such Grantor (including its chief executive office), (b) all locations where all Inventory and the Equipment owned by such Grantor is kept (other than mobile goods and goods which are in transit) and (c) whether each such Collateral location specified in clause (b) and place of business (including such Grantor’s chief executive office) is owned or leased (and if leased, specifies the complete name and notice address of each lessor). On the Closing Date, no Collateral is located outside the United States or in the possession of any lessor, bailee, warehouseman or consignee, except as indicated on Schedule 4. As of the date hereof, no bill of lading, warehouse receipt or other document or instrument of title is outstanding with respect to any Collateral other than Inventory in transit in the ordinary course of business or to a customer of a Grantor.

4.5           Certain Property. None of the Collateral constitutes, or is the Proceeds of, Farm Products, Health Care Insurance Receivables or vessels, or aircraft.

4.6           Investment Property.

(a)          The Pledged Equity pledged by such Grantor hereunder constitutes all the issued and outstanding equity interests of each Issuer of Pledged Equity owned by such Grantor.

(b)          All of the Pledged Equity has been duly and validly issued and is fully paid and nonassessable, where such concepts are applicable. None of the Pledged Equity of or issued by a partnership or limited liability company is subject to any capital call or additional capital requirement.

(c)          Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

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(d)          Schedule 1 lists all Pledged Equity, Pledged Notes or other Investment Property owned by such Grantor as of the date hereof. Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens of any other Person, except Permitted Liens.

(e)          The execution, delivery and performance of this Agreement by such Grantor in accordance with its terms will not violate the governing documents of such Grantor or any material agreements, instruments or documents to which such Grantor is a party. To the extent the Pledged Equity is evidenced by certificates, all of such certificates have been delivered to Collateral Agent on the date hereof.

(f)          Such Grantor is not and will not become a party to or otherwise bound by any stockholders agreement, limited partnership agreement, limited liability company operating agreement, or other similar agreement which restricts in any manner the rights of any present or future holder of any Pledged Equity to transfer the Pledged Equity (other than restrictions imposed by federal and state securities laws). None of the Pledged Equity is subject to any option, call, warrant, purchase right, preemptive right, right of first refusal or similar contractual or other right or restriction of any Person (other than laws affecting the transfer of securities generally).

(g)          All Pledged Equity that is issued by an Issuer that is a corporation is represented by a certificate and constitutes a “security” subject to Article 8 of the UCC. None of the Pledged Equity that is issued by an Issuer that is not a corporation (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is not a “security” governed by Article 8 of the UCC and is evidenced by certificates or (z) by its terms expressly provides that it is a “security” governed by Article 8 of the UCC unless certificates evidencing such Pledged Equity have been delivered to Collateral Agent, (iii) is an investment company security or (iv) is held in a securities account not subject to a securities account control agreement.

4.7           Receivables.

(a)          No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument (other than drafts deposited in the ordinary course of business) or Chattel Paper in excess of $10,000, which has not been delivered to Collateral Agent.

(b)          On the Closing Date, except as set forth on Schedule 8, no contract or agreement is between such Grantor and a United States governmental authority. If the aggregate of Receivables where a United States governmental authority is an obligor exceed $10,000 at any time, (i) such Grantor shall promptly notify Collateral Agent thereof in writing and (ii) if requested by Collateral Agent, such Grantor shall promptly deliver a separate assignment of its right to payment of such Receivable to Collateral Agent pursuant to the Assignment of Claims Act of 1940 using forms provided by Collateral Agent evidencing (satisfactory to Collateral Agent) such assignment.

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(c)          The amounts represented by such Grantor to Collateral Agent or the Purchasers from time to time as owing to such Grantor in respect of the Receivables (to the extent such representations are required by any of the Note Documents) will at all such times be accurate in all material respects.

4.8           Intellectual Property.

(a)          Schedule 5 lists, as of the Closing Date, all (i) federally-registered Intellectual Property owned by such Grantor in its own name on the date hereof and (ii) Intellectual Property Licenses (other than immaterial software licenses entered into in the ordinary course of business). This security interest granted pursuant to this Agreement constitutes a valid, continuing and perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Purchasers and Collateral Agent, in such Copyrights, Intellectual Property Licenses, Patents and Trademarks, subject to completion of the filings and other actions specified on Schedule 2 and, in the case of any Copyrights, Patents and Trademarks for which such filings or other actions are insufficient, subject to all appropriate filings being made with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States.

(b)          On the Closing Date, all Intellectual Property and pending applications for registration of Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable and has not been abandoned.

4.9           Depositary and Other Accounts. All deposit, securities and operating accounts maintained by such Grantor are described on Schedule 6 hereto, which description includes for each such account the name of such Grantor maintaining such account, the name and address of the financial institution at which such account is maintained, the account number of such account, and the type and use of such account.

4.10         Note Purchase Agreement. Each Grantor (other than Borrower solely with respect to this Agreement) makes each of the representations and warranties applicable to such Grantor made by the Borrower in Article 6 of the Note Purchase Agreement (which representations and warranties shall be deemed to have been renewed upon the selling of additional notes or the extension of other credit accommodations). Such representations and warranties are incorporated herein by this reference as if fully set forth herein.

4.11         Financial Condition of Grantor; Etc. (a) Each Guarantor is currently informed of the financial condition of each other Grantor and of all other circumstances which a diligent inquiry would reveal and which would bear upon the risk of nonpayment of the Secured Obligations, (b) each Guarantor shall continue to keep informed of the financial condition of each other Grantor and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Secured Obligations, and (c) the transactions contemplated hereby were effectuated without actual intent to hinder, delay or defraud present or future creditors of such Guarantor or such Grantor.

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4.12         Books and Records. Each Grantor agrees that Collateral Agent’s books and records showing the Obligations among Collateral Agent on behalf of Purchasers and Grantors may be admissible in any action or proceeding and may be used as rebuttably presumptive evidence upon Guarantor and Grantors for the purpose of establishing the items therein set forth and may constitute prima facie proof thereof.

4.13         Instruments.  Each Instrument, Certificated Security or Chattel Paper owned by such Grantor that evidences any amount payable under or in connection with any of the Collateral in excess of $10,000 has been delivered to Collateral Agent on the date hereof (except to the extent consisting of Excluded Property or drafts deposited in the ordinary course of business), duly endorsed in a manner reasonably satisfactory to Collateral Agent, to be held as Collateral pursuant to this Agreement (or in the case of Electronic Chattel Paper, such Grantor has caused Collateral Agent to have control thereof within the meaning set forth in Section 9-105 of the UCC).

Section 5           COVENANTS.

Each Grantor covenants and agrees with Collateral Agent and the Purchasers that, from and after the date of this Agreement until the Secured Obligations shall have been Paid in Full:

5.1           Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral in excess of $10,000 owned by such Grantor shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, in each case, such Instrument, Certificated Security or Chattel Paper shall be promptly delivered to Collateral Agent, duly endorsed in a manner reasonably satisfactory to Collateral Agent, to be held as Collateral pursuant to this Agreement and in the case of Electronic Chattel Paper, the applicable Grantor shall cause Collateral Agent to have control thereof within the meaning set forth in Section 9-105 of the UCC; provided that the foregoing requirements of this Section 5.1 shall not apply to (a) Excluded Property or (b) any drafts deposited in the ordinary course of business. In the event that a Default or Event of Default shall have occurred and be continuing, upon the request of Collateral Agent, any Instrument, Certificated Security or Chattel Paper not theretofore delivered to Collateral Agent and at such time being held by any Grantor shall promptly be (but in no event later than within three (3) Business Days of any such request) delivered to Collateral Agent, duly endorsed in a manner reasonably satisfactory to Collateral Agent, to be held as Collateral pursuant to this Agreement and in the case of Electronic Chattel Paper, the applicable Grantor shall cause Collateral Agent to have control thereof within the meaning set forth in Section 9-105 of the UCC.

5.2           Maintenance of Perfected Security Interest; Further Documentation.

(a)          Such Grantor shall cooperate with Collateral Agent in maintaining the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Note Documents to dispose of the Collateral or incur Permitted Liens (in each case in accordance with the terms and conditions of the Note Documents); provided that Pledged Equity shall not be subject to any Lien except the Lien created hereby.

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(b)          Such Grantor shall furnish to Collateral Agent from time to time upon Collateral Agent’s reasonable request statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as Collateral Agent may reasonably request from time to time, all in reasonable detail.

(c)          At any time and from time to time, upon the written request of Collateral Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) filing any appropriate financing, amendment or continuation statements under the UCC (or other similar laws) in effect in any appropriate jurisdiction with respect to the security interests created hereby, and (ii) in the case of Investment Property and any other relevant Collateral, taking any actions reasonably necessary to enable Collateral Agent to obtain “control” with respect thereto. Each Grantor acknowledges and agrees that its signature to this Agreement as a Grantor shall bind it to each and every provision of this Agreement in its capacity as “a Grantor” and as an Issuer (as applicable).

5.3           Changes in Locations, Name, etc. Such Grantor shall not, except upon fifteen (15) (or thirty (30) with respect to clause (iii) below) days’ prior written notice to Collateral Agent (or such shorter notice period as shall be satisfactory to Collateral Agent) and delivery to Collateral Agent of (a) all additional financing statements and other documents reasonably requested by Collateral Agent as to the validity, perfection and priority of the security interests and other Liens provided for herein, and (b) if applicable, a written supplement to Schedule 4 showing any additional location at which Inventory or Equipment shall be kept:

(i)          permit any of the Inventory or Equipment with a fair market value in excess of $250,000 (in the aggregate among all Grantors) to be kept at a location other than those listed on Schedule 4 (other than mobile goods and goods that are in transit) unless such Grantor has delivered a Collateral Access Agreement in favor of Collateral Agent with respect to such location prior to relocating such Inventory or Equipment thereto; or

(ii)         change its name, jurisdiction of organization or the location of its chief executive office from that specified on Schedule 3 or in any subsequent notice delivered pursuant to this Section 4.3; or

(iii)        change its legal identity or corporate structure.

5.4           Notices. Promptly after obtaining knowledge thereof, such Grantor shall advise Collateral Agent, in reasonable detail in writing, of:

(a)          any Lien (other than Permitted Liens) on any of the Collateral which would materially adversely affect the ability of Collateral Agent to exercise any of its rights or remedies hereunder; and

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(b)          the occurrence of any other event which could reasonably be expected to have a material adverse effect on the Liens created hereby or the aggregate value of the Collateral.

5.5           Investment Property.

(a)          If such Grantor shall become entitled to receive or shall receive any certificate, option or rights in respect of the equity interests of any Issuer of Pledged Equity, whether in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Equity, or otherwise in respect thereof; such Grantor shall accept the same as the agent of Collateral Agent and the Purchasers, hold the same in trust for Collateral Agent and the Purchasers and promptly deliver the same forthwith to Collateral Agent in the exact form received, duly indorsed by such Grantor to Collateral Agent, if required, together with an undated instrument of transfer covering such certificate duly executed in blank by such Grantor and with, if Collateral Agent so requests, signature guarantied, to be held by Collateral Agent, subject to the terms hereof, as additional Collateral for the Secured Obligations; provided, however, in no event shall any Excluded Property be required to be pledged hereunder. Upon the occurrence and during the continuance of an Event of Default, (i) unless Collateral Agent provides express prior written notice to the contrary, any sums paid upon or in respect of the Pledged Equity, Pledged Notes or other Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to Collateral Agent to be held by it hereunder as additional Collateral for the Secured Obligations, and (ii) in case any distribution of capital shall be made on or in respect of the Pledged Equity, Pledged Notes or other Investment Property or any property shall be distributed upon or with respect to the Pledged Equity, Pledged Notes or other Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof; the property so distributed shall, unless otherwise subject to a perfected Lien in favor of Collateral Agent, be promptly delivered to Collateral Agent to be held by it hereunder as additional Collateral for the Secured Obligations. Upon the occurrence and during the continuance of a Default or an Event of Default, if any sums of money or property so paid or distributed in respect of the Pledged Equity, Pledged Notes or other Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to Collateral Agent, hold such money or property in trust for the Purchasers, segregated from other funds of such Grantor, as additional Collateral for the Secured Obligations.

(b)          Without the prior written consent of Collateral Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any equity interests of any nature or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any equity interests of any nature of any Issuer, except, in each case, as permitted by the Note Purchase Agreement, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Equity, Pledged Notes or other Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Note Purchase Agreement), (iii) create, incur or permit to exist any Lien in favor of any Person with respect to any of the Pledged Equity, Pledged Notes or other Investment Property or Proceeds thereof, or any interest therein, except for Permitted Liens (except that Pledged Equity shall not be subject to any Lien except the Lien created hereby) or (iv) enter into or permit to exist any agreement or undertaking, including, without limitation, the governing documents of any Issuer and shareholders’ agreements or operating agreement as applicable, restricting the right or ability of such Grantor or Collateral Agent to sell, assign or transfer any of the Pledged Equity, Pledged Notes or other Investment Property or Proceeds thereof, except as permitted by the Note Purchase Agreement.

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(c)          In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it shall be bound by the terms of this Agreement relating to the Investment Property issued by it and shall comply with such terms insofar as such terms are applicable to it, (ii) it shall notify Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.5(a) with respect to the Investment Property issued by it, (iii) the terms of Sections 6.3(c) and 6.7 shall apply to such Issuer with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 regarding the Investment Property issued by it and (iv) it will not recognize, acknowledge or permit the pledge, transfer, grant of control or other disposition of the Investment Property issued by it (or any portion thereof) other than to or as requested by Collateral Agent pursuant to Section 6 unless otherwise permitted under the terms of this Agreement or the Note Purchase Agreement.

(d)          Each Grantor shall cause any Pledged Equity that is issued by an Issuer that is a corporation to be and to continue to be represented by a certificate and to constitute and to continue to constitute a “security” subject to Article 8 of the UCC and shall not cause any Pledged Equity that is issued by an Issuer that is not a corporation to (i) be dealt in or traded on a securities exchange or in a securities market, (ii) be an investment company security, (iii) be held in a Securities Account not subject to a Securities Account Control Agreement or (iv) (x) be, by its terms, silent on whether such Pledged Equity is or is not a “security” governed by Article 8 of the UCC, (y) by its terms expressly provide that it is not a “security” governed by Article 8 of the UCC if such Pledged Equity is evidenced by certificates or (z) by its terms expressly provide that it is a “security” governed by Article 8 of the UCC unless certificates evidencing such Pledged Equity have been delivered to Collateral Agent in accordance with Section 4.6 hereof. Each Grantor shall mark its books and records (and shall cause the Issuer of the Pledged Equity of such Grantor to mark its books and records) to reflect the security interest granted pursuant to this Agreement.

5.6           Receivables.

(a)          Upon the occurrence and during the continuance of an Event of Default, other than in the ordinary course of business and in amounts which are not material to such Grantor or as otherwise permitted by the Note Purchase Agreement, such Grantor shall not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

(b)          Such Grantor shall deliver to Collateral Agent a copy of each demand, notice or document received by such Grantor that questions or calls into doubt the validity or enforceability of more than ten percent (10.0%) of the aggregate amount of the then outstanding Receivables for such Grantor.

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5.7           Intellectual Property.

(a)          Such Grantor shall (and shall use commercially reasonable efforts to cause its licensees to) (i) continue to use each Trademark owned by such Grantor and necessary for the conduct of its business in order to maintain such Trademark in full force free from any claim of abandonment for non-use, except to the extent that such Grantor determines in its reasonable business judgment that any such use of such Trademark is no longer necessary for the conduct of such Grantor’s business, (ii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable law to maintain such Trademark, and (iii) not (and not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby such Trademark may become invalidated or impaired in any material way, except to the extent that such Grantor determines in its reasonable business judgment that any such Trademark is no longer necessary for the conduct of such Grantor’s business and, in each case, the loss of the use of such Trademark could not reasonably be expected to have a Material Adverse Effect.

(b)          Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any Patent necessary for the conduct of its business may become forfeited, abandoned or dedicated to the public, except to the extent that such Grantor determines in its reasonable business judgment that such Patent is no longer necessary for the conduct of such Grantor’s business, and such abandonment, forfeiture or dedication could not reasonably be expected to have a Material Adverse Effect.

(c)          Such Grantor (either itself or through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of such Copyrights owned by such Grantor may become invalidated or otherwise materially impaired, except to the extent that such Grantor determines in its reasonable business judgment that such Copyright is no longer necessary for the conduct of such Grantor’s business. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of such Copyrights may fall into the public domain except to the extent that such Grantor determines in its reasonable business judgment that such Copyright is no longer necessary for the conduct of such Grantor’s business and the loss of the use of such Copyright could not reasonably be expected to have a Material Adverse Effect.

(d)          Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property necessary for the conduct of its business in a manner which intentionally infringes the Intellectual Property rights of any other Person except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e)          Such Grantor will notify Collateral Agent promptly if it knows that any application or registration relating to any Intellectual Property owned by such Grantor and necessary for the conduct of its business is about to become forfeited, abandoned or dedicated to the public, or of any adverse determination (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any Intellectual Property necessary for the conduct of its business or such Grantor’s right to register the same or to own and maintain the same except, in each case, to the extent such forfeit, abandonment, dedication, adverse determination, or development could not reasonably be expected to have a Material Adverse Effect.

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(f)          Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to Collateral Agent concurrently with the next delivery of financial statements of Borrower pursuant to Section 8.1 of the Note Purchase Agreement. Upon the request of Collateral Agent, such Grantor shall duly execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as Collateral Agent may reasonably request to evidence Collateral Agent’s security interest in any such Copyright, Patent or Trademark owned by such Grantor and the goodwill and general intangibles of such Grantor relating thereto or represented thereby. Upon receipt from the United States Copyright Office of notice of registration of any Copyright(s), each Grantor shall promptly (but in no event later than five (5) Business Days following such receipt) notify Collateral Agent in writing of such registration by delivering documentation sufficient for Collateral Agent to perfect Collateral Agent’s Liens on such Copyright(s).

(g)          Such Grantor will take all reasonable and necessary steps to maintain and pursue each such application (and to obtain the relevant registration) and to maintain each such registration of all Intellectual Property owned by it and necessary for or material to the conduct of such Grantor’s business, except to the extent that such Grantor determines in its reasonable business judgment that such Intellectual Property is no longer necessary for or material to the conduct of such Grantor’s business and such action (or inaction) with respect thereto is otherwise not prohibited by the Note Purchase Agreement. Grantor shall, to the extent commercially reasonable in Grantor’s good faith business judgment: (i) file and prosecute diligently any Patent or Trademark applications pending as of the date hereof or hereafter that are necessary for the conduct of Grantor’s business, (ii) make application on unpatented but patentable inventions and on Trademarks that are necessary for or material to the conduct of Grantor’s business, and (iii) preserve and maintain all rights in the Intellectual Property that are necessary for or material to the conduct of Grantor’s business (including, but not limited to, with respect to Trademarks, the filing of affidavits of use and incontestability, where applicable, under §§8 and 15 of the Lanham Act (15 U.S.C. § 1058, 1065) and applications for renewal and, to the extent commercially reasonable, initiating opposition or cancellation proceedings or litigation against users of the same or confusingly similar marks who seriously threaten the validity or rights of Grantor in its Trademarks), except, in each case, where such Grantor, in its reasonable and good faith opinion, determines that the costs of engaging in such prosecution, application, preservation or maintenance activities exceeds the likely benefit to be obtained therefrom. Any and all costs and expenses incurred in connection with Grantor’s obligations under this Section shall be borne by Grantor.

(h)          Upon request of Collateral Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall duly and promptly execute and deliver to Collateral Agent one or more short form intellectual property security agreements (in form and substance reasonably acceptable to Collateral Agent) to evidence Collateral Agent’s lien and security interest on all of Grantor’s registered Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby. The provisions of any such short form intellectual property security agreement are supplemental to the provisions of this Agreement, and nothing contained in such short form intellectual property security agreement shall limit any of the rights or remedies of Collateral Agent hereunder.

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(i)          Grantors acknowledge and agree that Collateral Agent shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 5.7, Grantors acknowledge and agree that Collateral Agent shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but Collateral Agent may do so at its sole option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be solely at the cost of Borrower.

5.8           Depositary and Other Deposit Accounts. Subject to Section 9.22 of the Note Purchase Agreement and except with respect to Excluded Accounts, no Grantor shall open or maintain any depositary or other deposit accounts unless such accounts are subject to a deposit account control agreement in favor of Collateral Agent, for itself and the benefit of the Purchasers, in form and substance reasonably acceptable to Collateral Agent, in order to give Collateral Agent “control” of such account. The Grantors shall deliver to Collateral Agent a revised version of Schedule 6 showing any changes thereto (from the version in effect on the date hereof) within five (5) Business Days of any such change. Each Grantor hereby authorizes the financial institutions at which such Grantor maintains a deposit account to provide Collateral Agent with such information with respect to such deposit account as Collateral Agent may from time to time reasonably request, and each Grantor hereby consents to such information being provided to Collateral Agent.

5.9           Other Matters.

(a)          On the Closing Date, each of the Grantors shall deliver to Collateral Agent a Collateral Access Agreement with respect to each leasehold property, provided that no Collateral Access Agreement shall be required with respect to the premises set forth on Schedule 5.9.

(b)          Each Grantor authorizes Collateral Agent to, at any time and from time to time, file appropriate financing statements, continuation statements, and amendments thereto that describe the Collateral as “all assets” of each Grantor, or words of similar effect, and which contain any other information required pursuant to the UCC for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, and each Grantor agrees to furnish any such information to Collateral Agent promptly upon request. Any such financing statement, continuation statement, or amendment may be filed at any time in any appropriate jurisdiction. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

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(c)          Each Grantor shall, at any time and from time to time, take such steps as Collateral Agent may reasonably request for Collateral Agent (i) to the extent required by Section 5.3 of this Agreement, to obtain an acknowledgement (or bailee agreement), in form and substance reasonably satisfactory to Collateral Agent, of any bailee having possession of any of the Collateral, stating that the bailee holds such Collateral for Collateral Agent, (ii) to the extent required by this Agreement, to obtain “control” of any letter-of-credit rights, or electronic chattel paper, with any agreements establishing control to be in form and substance reasonably satisfactory to Collateral Agent, and (iii) to the extent required by this Agreement, otherwise to insure the continued perfection and priority of Collateral Agent’s security interest in any of the Collateral and of the preservation of its rights therein. If any Grantor shall at any time, acquire a “commercial tort claim” in excess of $25,000, such Grantor shall promptly notify Collateral Agent thereof in writing and supplement Schedule 7, therein providing a reasonable description and summary thereof, and upon delivery thereof to Collateral Agent, such Grantor shall grant and be deemed to thereby grant to Collateral Agent (and such Grantor hereby grants to Collateral Agent) a security interest and lien in and to such commercial tort claim and all Proceeds thereof, all upon the terms of and governed by this Agreement.

(d)          Without limiting the generality of the foregoing, if any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record”, as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify Collateral Agent in writing thereof and, at the request of Collateral Agent, shall take such action as Collateral Agent may reasonably request to vest in Collateral Agent “control” under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

5.10         No Pledge of Equity in Subsidiaries. No Grantor shall grant a security interest in, encumber or in any other manner permit any Lien (other than in favor of Collateral Agent for the benefit of the Purchasers and the Collateral Agent) to exist in or on, all or any portion of the equity in any of its Subsidiaries.

5.11         Note Purchase Agreement. Each of the Grantors covenants that it shall, and, if necessary, shall cause or enable each Grantor to, fully comply with each of the covenants and other agreements set forth in the Note Purchase Agreement.

5.12         No Pledge of Equity in Guarantors. Borrower agrees that, so long as any of the Secured Obligations remain outstanding, Borrower shall remain, directly or indirectly, the holder of one hundred percent (100%) of the equity in the Guarantors; and without the prior written consent of Collateral Agent, Borrower shall not assign, sell, convey, gift, transfer, pledge, hypothecate, grant a security interest in, encumber or in any other manner permit any Lien (other than in favor of Collateral Agent for the benefit of the Purchasers and Collateral Agent) to exist in or on, all or any portion of the equity in or of any Guarantor.

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Section 6           REMEDIAL PROVISIONS.

6.1           Certain Matters Relating to Receivables.

(a)          At any time and from time to time after the occurrence and during the continuance of an Event of Default, Collateral Agent shall (or its agents or designees) have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as Collateral Agent may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon Collateral Agent’s request and at the expense of Grantor, Grantor shall cause independent public accountants or others satisfactory to Collateral Agent to furnish to Collateral Agent reports showing reconciliations, agings and test verifications of, and trial balances for, the Receivables.

(b)          Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Receivables, and Collateral Agent may curtail or terminate such authority at any time upon the occurrence and during the continuance of an Event of Default. If requested by Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two (2) Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to Collateral Agent if required, in a collateral account maintained under the sole dominion and control of Collateral Agent, subject to withdrawal by Collateral Agent for the benefit of the Purchasers and Collateral Agent only as provided in Section 6.6, and (ii) until so turned over, shall be held by such Grantor in trust for Collateral Agent and the Purchasers, segregated from the funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c)          At any time and from time to time upon the occurrence and during the continuance of an Event of Default, at Collateral Agent’s request, each Grantor shall deliver to Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including all original orders, invoices and shipping receipts.

6.2           Communications with Obligors; Grantors Remain Liable.

(a)          Collateral Agent in its own name or in the name of others (including any Grantor) may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to Collateral Agent’s satisfaction the existence, amount and terms of any Receivables.

(b)          Upon the request of Collateral Agent at any time upon the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to Collateral Agent for the ratable benefit of the Purchasers and Collateral Agent and that payments in respect thereof shall be made directly to Collateral Agent.

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(c)          Anything herein to the contrary notwithstanding, each Grantor shall remain liable in respect of each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither Collateral Agent nor any Purchaser shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by Collateral Agent or any Purchaser of any payment relating thereto, nor shall Collateral Agent or any Purchaser be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(d)          For the purpose of enabling Collateral Agent to exercise rights and remedies under this Agreement effective after the occurrence and during the continuance of an Event of Default, each Grantor hereby grants to Collateral Agent, for the benefit of Collateral Agent and the Purchasers, an irrevocable, nonexclusive worldwide license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. At any time after the occurrence and during the continuance of an Event of Default, Collateral Agent may refuse to allow Grantor to, and at its sole discretion Collateral Agent may, exercise quality control over the products and services offered under the applicable Trademark to prevent invalidation or abandonment.

6.3           Investment Property.

(a)          Unless an Event of Default shall have occurred and be continuing and Collateral Agent shall have given notice to the relevant Grantor of Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor will be permitted (i) to receive all cash dividends and distributions paid in respect of the Pledged Equity and all payments made in respect of the Pledged Notes, to the extent permitted in the Note Purchase Agreement, and (ii) to exercise all voting and other rights with respect to the Investment Property; provided, that no vote shall be cast or other right exercised or action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Note Purchase Agreement, this Agreement or any other Note Document.

(b)          If an Event of Default shall occur and be continuing and Collateral Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, without any further action by any Person (i) Collateral Agent shall have the right to receive any and all cash dividends and distributions, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in accordance with Section 6.5 hereof, (ii) Collateral Agent shall have the right to cause any or all of the Investment Property to be registered in the name of Collateral Agent or its nominee, and (iii) Collateral Agent or its nominee may exercise (x) all voting, consent, and other rights and powers pertaining to such Investment Property at any meeting of holders of the equity interests of the relevant Issuer or Issuers or otherwise (or by written consent or proxy) and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Grantor or Collateral Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Collateral Agent may determine), all without liability except to account for property actually received by it, but Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

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(c)          Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to, and each such Issuer that is a Grantor hereby agrees to promptly, comply with any instruction received by such Issuer from Collateral Agent that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions or consent of such Grantor or any other Person, including without limitation, instructions as to the transfer of other disposition of such Investment Property, to pay and remit to Collateral Agent or its nominee all dividends, distributions and other amounts payable to such Grantor in respect of such Investment Property (upon redemption of such Investment Property, dissolution of such Issuer or otherwise), and to transfer to, and register such Investment Property in the name of, Collateral Agent or its nominee or transferee. Each Grantor agrees that each Issuer shall be fully protected in so complying with such instructions made in accordance with the terms and conditions of this Agreement.

6.4           Proceeds to be Turned Over to Collateral Agent. In addition to the rights of Collateral Agent and the Purchasers specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other cash equivalent items shall be held by such Grantor in trust for Collateral Agent and the Purchasers, segregated from the funds of such Grantor, and shall (unless Collateral Agent provides prior express written notice to the contrary) forthwith upon receipt by such Grantor, be turned over to Collateral Agent in the exact form received by such Grantor (duly endorsed by such Grantor to Collateral Agent, if required). All Proceeds received by Collateral Agent hereunder shall be held by Collateral Agent in a collateral account maintained under its sole dominion and control. All Proceeds, while held by Collateral Agent in any collateral account (or by such Grantor in trust for Collateral Agent and the Purchasers) established pursuant hereto, shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5           Application of Proceeds. At such intervals as may be agreed upon by the Borrower and Collateral Agent, or, if an Event of Default shall have occurred and be continuing, at any time at Collateral Agent’s election, Collateral Agent may apply all or any part of Proceeds from the sale of, or other realization upon, all or any part of the Collateral in payment of the Secured Obligations in such order as Collateral Agent shall determine in its discretion. Any part of such funds which Collateral Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by Collateral Agent to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Secured Obligations shall have been Paid in Full shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same.

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6.6           Code and Other Remedies. If an Event of Default shall occur and be continuing, Collateral Agent, on behalf of Collateral Agent and Purchasers, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any advertisement or notice expressly required by law, the Note Purchase Agreement or any other Note Document) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived, except to the extent expressly required by law, the Note Purchase Agreement or any other Note Document), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Collateral Agent or any Purchaser or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Collateral Agent or any Purchaser shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at Collateral Agent’s request, to promptly assemble the Collateral and make it available to Collateral Agent at places which Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable out-of-pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent or any Purchaser hereunder, including attorneys’ fees, to the payment in whole or in part of the Secured Obligations, in accordance with Section 6.5, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against Collateral Agent or any Purchaser arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. If an Event of Default shall occur and be continuing, the Collateral Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Collateral Agent.

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6.7           Sales of Pledged Equity.

(a)          Each Grantor recognizes that Collateral Agent may be unable to effect a public sale of any or all the Pledged Equity, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Issuer thereof to register such securities or other interests for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(b)          Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be reasonably necessary to make such sale or sales of all or any portion of the Pledged Equity pursuant to this Section 6.7 valid and binding and in compliance with applicable law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to Collateral Agent and the Purchasers, that Collateral Agent and the Purchasers have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Note Purchase Agreement.

6.8           Intellectual Property. Upon the occurrence and during the continuance of any Event of Default, each Grantor hereby authorizes: (a) the Commissioner of Patents and Trademarks, United States Patent and Trademark Office (or as appropriate, such equivalent agency in foreign countries), to issue any and all Patents to Collateral Agent (for the benefit of Purchasers and Collateral Agent) as assignee of each Grantor’s entire interest therein; (b) the Register of Copyrights, United States Copyright Office (or as appropriate, such equivalent agency in foreign countries), to issue any and all certificates of registration or renewal for all of the Copyrights to Collateral Agent (for the benefit of Purchasers and Collateral Agent) as assignee of each Grantor’s entire interest therein; and (c) the Commissioner of Patents and Trademarks, United States Patent and Trademark Office (or as appropriate, such equivalent agency in foreign countries) to issue any and all certificates of registration or renewal for all of the Trademarks to Collateral Agent (for the benefit of Purchasers and Collateral Agent) as assignee of each Grantor’s entire interest therein and in the goodwill of such Grantor’s business connected therewith and symbolized thereby. Grantor agrees that upon the occurrence and during the continuance of an Event of Default, the use by Collateral Agent (for the benefit of Purchasers and Collateral Agent) of all Intellectual Property of Grantor shall be worldwide and as extensive as the rights of Grantor to use such Intellectual Property, and without any liability for royalties or other related charges from Collateral Agent or Purchasers to Grantor.

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6.9           Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-626 of the UCC to the extent permitted by applicable law. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations in full and the fees and disbursements of any attorneys employed by Collateral Agent or any Purchaser to collect such deficiency.

Section 7           Collateral AGENT.

7.1           Collateral Agent’s Appointment as Attorney-in-Fact; Irrevocable Proxy, etc.

(a)          Each Grantor hereby irrevocably constitutes and appoints Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact, such power of attorney to be exercisable solely upon the occurrence and during the continuance of an Event of Default, with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives Collateral Agent the power and right, on behalf of and at the expense of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)          in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii)         in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as Collateral Agent may request to evidence Collateral Agent’s security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)        discharge Liens levied or placed on or threatened against the Collateral, and effect any repairs or insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)        execute, in connection with any sale provided for in Section 6.6 or 6.7, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

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(v)         (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Collateral Agent or as Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as Collateral Agent may deem appropriate; (7) assign any Intellectual Property License, Copyright, Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as Collateral Agent shall in its sole discretion determine; (8) vote any right or interest with respect to any Investment Property; (9) order good standing certificates and conduct lien searches in respect of such jurisdictions or offices as Collateral Agent may deem appropriate; and (10) generally sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and do, at Collateral Agent’s sole option and such Grantor’s expense, at any time, or from time to time, all acts and things which Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and Collateral Agent’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Until the Secured Obligations have been Paid in Full, each Grantor hereby irrevocably designates and appoints Collateral Agent, as its true and lawful proxy, with full power of substitution, exercisable upon the occurrence and during the continuance of an Event of Default, for and in its name, place and stead to vote any and all Investment Property owned or held by such Grantor or standing in its name, and do all things which any Grantor might do if present and acting itself. Once exercised by Collateral Agent, the right to vote granted pursuant to this proxy shall be exclusive to Collateral Agent and no Grantor shall thereafter be entitled to exercise any right to vote in respect of any Investment Property, until Payment in Full or otherwise with the prior written consent of Collateral Agent. THE PROXY, AUTHORIZATIONS, AGENCIES, POWERS OF ATTORNEY AND OTHER POWERS GRANTED BY THE GRANTORS UNDER AND PURSUANT TO THIS AGREEMENT ARE IRREVOCABLE AND COUPLED WITH AN INTEREST (INCLUDING, BUT NOT LIMITED TO, THE NOTE PURCHASE AGREEMENT AND THIS AGREEMENT) AND ARE GIVEN TO SECURE THE OBLIGATIONS UNDER THE NOTE PURCHASE AGREEMENT AND THIS AGREEMENT. SUCH APPOINTMENT OF Collateral AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL BE VALID AND IRREVOCABLE AS PROVIDED HEREIN NOTWITHSTANDING ANY LIMITATIONS TO THE CONTRARY SET FORTH IN THE ARTICLES OF ORGANIZATION, LIMITED LIABILITY COMPANY AGREEMENTS OR OTHER ORGANIZATIONAL DOCUMENTS OF EACH GRANTOR OR THE LIMITED LIABILITY COMPANY ACT OF THE STATE OF INCORPORATION OF EACH GRANTOR.

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Anything in this Section 7.1(a) to the contrary notwithstanding, Collateral Agent agrees that it will not exercise any rights under the power of attorney or the irrevocable proxy provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)          If any Grantor fails to perform or comply with any of its agreements contained herein, Collateral Agent, at its sole option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)          Each Grantor hereby ratifies all that such attorneys shall lawfully (in accordance with applicable law) do or cause to be done by virtue hereof.

(d)          All powers, proxies, authorizations, grants of attorney in fact and agencies contained in this Agreement survive the bankruptcy, dissolution or winding up of any relevant Grantor.

Each Grantor covenants and agrees that on the date that is thirty (30) days prior to the date of expiration (by operation of Applicable Law) of the irrevocable proxy granted pursuant to this Section 7.1, each Grantor shall (and shall automatically be deemed to) grant the Collateral Agent a new irrevocable proxy, on the same terms as those previously granted pursuant to this Section 7.1. Upon the reasonable written request of the Collateral Agent, such Grantor agrees to deliver to the Collateral Agent, on behalf of the Collateral Agent and the Purchasers, such further evidence of such irrevocable proxy or such further irrevocable proxies to enable the Collateral Agent to vote the Pledged Stock after an Event of Default shall have occurred and be continuing.

7.2           Duty of Collateral Agent. Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as Collateral Agent deals with similar property for its own account. Neither Collateral Agent nor any of its respective officers, directors, employees or agents shall be liable for any failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on Collateral Agent hereunder are solely to protect Collateral Agent’s and the Purchasers’ interests in the Collateral and shall not impose any duty upon Collateral Agent or any Purchaser to exercise any such powers. Collateral Agent and the Purchasers shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder.

32

7.3           Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of Collateral Agent under this Agreement with respect to any action taken by Collateral Agent or the exercise or non-exercise by Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between Collateral Agent and the Purchasers, be governed by the Note Purchase Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between Collateral Agent and the Grantors, Collateral Agent shall be conclusively presumed to be acting as agent for the Purchasers with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

Section 8           MISCELLANEOUS.

8.1           Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 12.4 of the Note Purchase Agreement.

8.2           Notices. All notices, requests and demands to or upon Collateral Agent or any Grantor hereunder shall be addressed to Borrower and effected in the manner provided for in Section 12.2 of the Note Purchase Agreement and each Grantor hereby appoints Borrower as its agent to receive notices hereunder.

8.3           Indemnification by the Grantors. EACH GRANTOR, JOINTLY AND SEVERALLY, HEREBY AGREES TO AND SHALL INDEMNIFY, EXONERATE AND HOLD Collateral AGENT, EACH PURCHASER AND EACH OF THE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES, APPROVED FUNDS AND AGENTS OF Collateral AGENT AND EACH PURCHASER (EACH A “PURCHASER PARTY”) FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, LOSSES, LIABILITIES, DAMAGES AND EXPENSES, INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES (COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”), INCURRED BY OR ASSERTED AGAINST THE PURCHASER PARTIES OR ANY OF THEM AS A RESULT OF, OR ARISING OUT OF, OR RELATING TO (a) ANY TENDER OFFER, MERGER, PURCHASE OF EQUITY INTERESTS, PURCHASE OF ASSETS OR OTHER SIMILAR TRANSACTION FINANCED OR PROPOSED TO BE FINANCED IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, WITH THE PROCEEDS FROM THE SALE OF ANY OF THE NOTES, (b) THE USE, HANDLING, RELEASE, EMISSION, DISCHARGE, TRANSPORTATION, STORAGE, TREATMENT OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE AT ANY PROPERTY OWNED OR LEASED BY ANY GRANTOR, (c) ANY VIOLATION OF ANY ENVIRONMENTAL LAWS WITH RESPECT TO CONDITIONS AT ANY PROPERTY OWNED OR LEASED BY ANY GRANTOR OR THE OPERATIONS CONDUCTED THEREON, (d) THE INVESTIGATION, CLEANUP OR REMEDIATION OF OFFSITE LOCATIONS AT WHICH ANY LOAN PARTY OR THEIR RESPECTIVE PREDECESSORS ARE ALLEGED TO HAVE DIRECTLY OR INDIRECTLY DISPOSED OF HAZARDOUS SUBSTANCES OR (e) THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT BY ANY OF THE PURCHASER PARTIES OR ANY TRANSACTION IN CONNECTION THEREWITH, EXCEPT FOR ANY SUCH INDEMNIFIED LIABILITIES ARISING ON ACCOUNT OF THE APPLICABLE PURCHASER PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION. IF AND TO THE EXTENT THAT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, EACH GRANTOR HEREBY AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. ALL OBLIGATIONS PROVIDED FOR IN THIS SECTION 8.3 SHALL SURVIVE REPAYMENT OF THE SECURED OBLIGATIONS, CANCELLATION OF THE NOTES, ANY FORECLOSURE UNDER, OR ANY MODIFICATION, RELEASE OR DISCHARGE OF, ANY OR ALL OF THE COLLATERAL DOCUMENTS AND TERMINATION OF THIS AGREEMENT.

33

8.4           Enforcement Expenses.

(a)          Each Grantor agrees, on a joint and several basis, to pay or reimburse on demand each Purchaser and Collateral Agent for all out-of-pocket costs and expenses (including attorneys’ fees) incurred in collecting against any Guarantor under the guaranty contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Note Documents.

(b)          Each Grantor agrees to pay, and to save Collateral Agent and the Purchasers harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other Taxes (other than Excluded Taxes) which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)          The agreements in this Section 8.4 shall survive repayment of all (and shall be) Secured Obligations, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

8.5           Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

8.6           Nature of Remedies. All Secured Obligations of each Grantor and rights of Collateral Agent and the Purchasers expressed herein or in any other Note Document shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of Collateral Agent or any Purchaser, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

8.7           Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective legal delivery thereof and shall be deemed an original signature hereunder for all purposes.

8.8           Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

34

8.9           Entire Agreement. This Agreement, together with the other Note Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

8.10         Successors; Assigns. This Agreement shall be binding upon the Grantors, the Purchasers and Collateral Agent and their respective successors and assigns, and shall inure to the benefit of the Grantors, the Purchasers and Collateral Agent and the successors and assigns of the Purchasers and Collateral Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Note Documents. Notwithstanding the foregoing in this Section, no Grantor may assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of each Purchaser.

8.11         Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

8.12         Forum Selection; Consent to Jurisdiction; Waiver of Jury Trial.

(a)          EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OR ANY APPELLATE COURT FROM ANY THEREOF, AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 12.2 OF THE NOTE PURCHASE AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

35

(b)          TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER NOTE DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH GRANTOR (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT Collateral AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT Collateral AGENT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AND THE OTHER NOTE DOCUMENTS TO WHICH IT IS PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

8.13         Set-off. Each Grantor agrees that Collateral Agent and each Purchaser have all rights of set-off, recoupment and bankers’ lien provided by applicable law, and in addition thereto, each Grantor agrees that at any time any Event of Default exists, Collateral Agent and (with the written consent of Collateral Agent) each Purchaser may apply to the payment of any Secured Obligations, whether or not then due, any and all balances, credits, deposits, accounts or moneys of such Grantor then or thereafter with Collateral Agent or such Purchaser.

8.14         Acknowledgements. Each Grantor hereby acknowledges that:

(a)          it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Note Documents to which it is a party;

(b)          Neither Collateral Agent nor any Purchaser has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Note Documents, and the relationship between the Grantors, on the one hand, and Collateral Agent and the Purchasers, on the other hand, in connection herewith or therewith is that of debtor and creditor; and

(c)          no joint venture is created hereby or by the other Note Documents or otherwise exists by virtue of the transactions contemplated hereby among the Grantors, Collateral Agent and the Purchasers.

8.15         Additional Grantors. Each Loan Party that is required to become a party to this Agreement pursuant to Section 9.13 of the Note Purchase Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Loan Party of a joinder agreement in the form of Annex I hereto.

8.16         Releases. Upon the Payment in Full of the Secured Obligations, the security interests granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral will revert to Grantors, and this Agreement and all obligations (other than those expressly stated to survive such termination) of Collateral Agent and each Grantor hereunder will terminate. At the request and sole expense of any Grantor following any such termination, Collateral Agent will deliver to the Grantors any Collateral held by Collateral Agent hereunder, and execute and deliver to the Grantors and authorize the filing of such documents as the Grantors shall reasonably request to evidence such termination (at the cost of Grantors). Upon any disposition of property permitted by the Note Purchase Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. Upon any sale or disposition (including by merger or consolidation) of all of the stock of a Grantor that is expressly permitted by the Note Purchase Agreement, the Liens granted herein by such Grantor shall be deemed to be automatically revert to such Grantor and such Grantor shall automatically be released and discharged from its obligations hereunder, in each case, with no further action on the part of any Person. The Collateral Agent shall, at Grantors’ expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request to evidence such release, including any necessary financing statement amendments.

36

8.17         Obligations and Liens Absolute and Unconditional. Each Grantor understands and agrees that the obligations of each Grantor under this Agreement shall be construed as continuing, absolute and unconditional without regard to (a) the validity or enforceability of any Note Document, any of the Secured Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by Collateral Agent or any Purchaser, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor or any other Person against Collateral Agent or any Purchaser, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Grantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Grantor for the Secured Obligations, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, Collateral Agent may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any other Grantor or any other Person or against any collateral security or guaranty for the Secured Obligations or any right of offset with respect thereto, and any failure by Collateral Agent or any Purchaser to make any such demand, to pursue such other rights or remedies or to collect any payments from any other Grantor or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of any other Grantor or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Collateral Agent or any Purchaser against any Grantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

8.18         Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor or any Issuer for liquidation or reorganization, should Grantor or any Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s or Issuer’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made (and this Section shall survive repayment of the Secured Obligations). In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

[Signature Pages Follow]

37

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has duly executed and delivered this Guaranty and Collateral Agreement as of the date first above written.

GRANTORS AND ISSUERS:

NUMEREX CORP.

By:	/s/ Kenneth L. Gayron
Name:
Its:

CELLEMETRY LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

CELLEMETRY SERVICES, LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

NUMEREX GOVERNMENT SERVICES LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

NUMEREX SOLUTIONS, LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

ORBIT ONE COMMUNICATIONS, LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

[Signature Page to Guaranty and Collateral Agreement]

uBLIP, INC.

By:	/s/ Kenneth L. Gayron
Name:
Its:

UPLINK SECURITY, LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

NEXTALARM, LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

OMNILINK SYSTEMS INC.

By:	/s/ Kenneth L. Gayron
Name:
Its:

TELEMETRY SERVICES CORPORATION

By:	/s/ Kenneth L. Gayron
Name:
Its:

[Signature Page to Guaranty and Collateral Agreement]

Collateral AGENT:

HCP-FVF, LLC, in its capacity as Collateral Agent

By:	/s/ Martin Hale Jr.
Name: Martin Hale Jr.
Title: Authorized Signatory

[Signature Page to Guaranty and Collateral Agreement]

SCHEDULE 1

PLEDGED EQUITY

A.           Pledged Equity

Grantor (owner of Record of such Pledged Equity)	Issuer	Pledged Equity Description	Percentage of Issuer Pledged	No. of Units Owned	Certificate (Indicate No.)
Numerex Corp.	uBlip, Inc.	Georgia corp	100%	1,000 Shares	1
Numerex Corp.	Omnilink Systems Inc.	Delaware corp	100%	10 Shares	1
Omnilink Systems Inc.	Telemetry Services Corporation	Delaware corp	100%	100,000 Shares	1
Numerex Corp.	Cellemetry LLC	Delaware LLC	100%	N/A	Uncertificated
Numerex Corp.	CELLEMETRY SERVICES, LLC	Georgia LLC	100%	N/A	Uncertificated
Numerex Corp.	Numerex Government Services LLC	Georgia LLC	100%	N/A	Uncertificated
Numerex Corp.	NUMEREX SOLUTIONS, LLC	Delaware LLC	100%	N/A	Uncertificated
Numerex Corp.	Orbit One Communications, LLC	Georgia LLC	100%	N/A	Uncertificated
Cellemetry LLC	Uplink Security, LLC	Georgia LLC	100%	N/A	Uncertificated
Numerex Corp.	NextAlarm, LLC	Georgia LLC	100%	N/A	Uncertificated
Numerex Corp.	DCX Systems Australia PTY LTD	Australian proprietary limited company	65%	100%	Uncertificated
Omnilink Systems Inc.	Omnilink Systems India Private Limited	Indian private limited company	65%	100%	Uncertificated

B.           Pledged Notes

Grantor (owner of Record of such Pledged Notes)	Issuer	Pledged Notes Description	Date of Issuance	Amount
None.

C.           Other Investment Property

Grantor	Investment Property Description;
None.

SCHEDULE 2

FILINGS

Grantor	Filing Requirement or Other Action	Filing Office
Numerex Corp.	UCC	Department of State of the Commonwealth of Pennsylvania
Cellemetry LLC	UCC	Secretary of State of the State of Delaware
CELLEMETRY SERVICES, LLC	UCC	Cobb County, Georgia Clerk of Superior Court
Numerex Government Services LLC	UCC	Cobb County, Georgia Clerk of Superior Court
NUMEREX SOLUTIONS, LLC	UCC	Secretary of State of the State of Delaware
Orbit One Communications, LLC	UCC	Cobb County, Georgia Clerk of Superior Court
uBlip, Inc.	UCC	Cobb County, Georgia Clerk of Superior Court
Uplink Security, LLC	UCC	Cobb County, Georgia Clerk of Superior Court
NextAlarm, LLC	UCC	Cobb County, Georgia Clerk of Superior Court
Omnilink Systems Inc.	UCC	Secretary of State of the State of Delaware
Telemetry Services Corporation	UCC	Secretary of State of the State of Delaware

SCHEDULE 3

GRANTOR INFORMATION

GRANTOR (exact legal name)	STATE OF ORGANIZATION	FEDERAL EMPLOYER IDENTIFICATION NUMBER	CHIEF EXECUTIVE OFFICE	ORGANIZATIONAL IDENTIFICATION NUMBER
Numerex Corp.	Pennsylvania	11-2948749	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339	2569500
Cellemetry LLC	Delaware	58-2393831	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339	2896495
CELLEMETRY SERVICES, LLC	Georgia	20-2633124	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339	0506174
NextAlarm, LLC	Georgia	46-1139246	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339	12079521
Numerex Government Services LLC	Georgia	27-0906019	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339	09063449
NUMEREX SOLUTIONS, LLC	Delaware	58-2612971	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339	3361359
Orbit One Communications, LLC	Georgia	02-0812368	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339	07061836
uBlip, Inc.	Georgia	20-5837029	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339	08077547
Uplink Security, LLC	Georgia	58-2313733	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339	08096034
Omnilink Systems Inc.	Delaware	20-1470980	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339	3840422
Telemetry Services Corporation	Delaware	36-4861438	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339	4012995

SCHEDULE 4

COLLATERAL LOCATIONS

A.           Collateral Locations

GRANTOR	COLLATERAL	COLLATERAL LOCATION OR PLACE OF BUSINESS (INCLUDING CHIEF EXECUTIVE OFFICE)	OWNER/LESSOR (IF LEASED)
Numerex Corp.	Office furniture and equipment, books and records	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339	The Lincoln National Life Insurance Company
Omnilink Systems Inc.	Office furniture and equipment, books and records	5900 Windward Parkway #200 Alpharetta, GA 30005	WPZ Owner LLC
Numerex Corp.	Office furniture and equipment, books and records	12720 Hillcrest Road Dallas, TX 75230	Senior Quality Lifestyles Corporations
Numerex Corp.	Office furniture and equipment, books and records	1210 Roosevelt Street, Suite 200 Edmund, OK 73034	Jaffee Wu
Numerex Corp.	Equipment and Inventory	1095 Windward Ridge, Building 300, Suite 160 Alpharetta, GA 30005	McDonald Windward Partners III, LLC
Numerex Corp.	Office furniture and equipment, books and records	275 S. Main Street, Suite 2CC Doylestown, PA 18902	South Main Street, L.P.

B.           Collateral in Possession of Lessor, Bailee, Consignee or Warehouseman

GRANTOR	COLLATERAL	LESSOR/BAILEE/CONSIGNEE/ WAREHOUSEMAN	VALUE OF COLLATERAL
Numerex Corp.	Equipment and Inventory	S&Y Industries, Inc.	$338,903
Numerex Corp.	Equipment and Inventory	Teligent EMS LLC	$522,781
Numerex Corp.	Equipment and Inventory	Morey Corp.	$88,753
Numerex Corp.	Equipment and Inventory	Catcon Products, Inc.	$428,243
Numerex Corp.	Equipment and Inventory	Amware Logistic Services	$4,674,350
Numerex Corp.	Equipment	Vital Support	$541,440
Numerex Corp.	Equipment	AT&T	$1,028,062

SCHEDULE 5

INTELLECTUAL PROPERTY

1.     Copyrights

Grantor	Country	Copyright	Registration No.	Registration Date
None.

2.     Patents

Country	Application No.	Filing Date	Patent No	Issue Date	Title	Status	Registrant
US	09/666,042	9/20/2000	6,718,177	4/6/2004	System for Communicating Messages Via a Forward Overhead Control Channel for a Programmable Logic Control Device	Issued	Numerex Corp.
US	10/038,089	1/2/2002	6,882,843	4/19/2005	Multiple Wireless Data Transport Transceiver System	Issued	Numerex Corp.
US	09/083,079	5/21/1998	6,311,060	10/30/2001	Method and System for Registering the Location of a Mobile Cellular Communications Device	Issued	Numerex Corp.
US	10/008,100	11/13/2001	7,225,459	5/29/2007	Methods and Systems for Dynamically Adjusting Video Bit Rates	Issued	Numerex Corp.
US	08/769,142	12/18/1996	5,873,043	2/16/1999	System for Communicating Messages Via a Forward Overhead Control Channel	Expired	Numerex Corp.
US	09/699,312	10/27/2000	6,856,808	2/15/2005	Interconnect System and Method for Multiple Protocol Short Message Services	Issued	Numerex Corp.
US	10/262,372	9/30/2002	6,718,237	4/6/2004	Communications Device for Conveying Geographic Location Information Over Capacity Constrained Wireless Systems	Issued	Numerex Corp.
US	09/549,761	4/14/2000	6,738,647	5/18/2004	Method and System for Expanding the Data Payload of Data Messages Transported Via a Cellular Network Control Channel	Issued	Numerex Corp.
US	09/082,694	5/21/1998	6,311,056	10/30/2001	Method and System for Expanding the Data Capacity of a Cellular Network Control Channel	Issued	Numerex Corp.
US	10/773,692	2/6/2004	7,272,494	9/18/2007	Communication Device for Conveying Geographic Location Information Over Capacity Constrained Wireless Systems	Issued	Numerex Corp.
US	10/770,326	2/2/2004	7,151,943	12/19/2006	System for Communicating Messages Via a Forward Overhead Control Channel for a Programmable Logic Control Device	Issued	Numerex Corp.
US	10/885,445	7/6/2004	7,245,928	7/17/2007	Method and System for Improved Short Message Services	Issued	Numerex Corp.

US	10/952,710	9/29/2004	7,233,802	6/19/2007	Interconnect System and Method for Multiple Protocol Short Message Services	Issued	Numerex Corp.
US	11/811,855	6/12/2007	7,680,505	3/16/2010	Telemetry Gateway	Issued	Numerex Corp.
US	12/704,290	2/11/2010	8,060,067	11/15/2011	Method and System for Efficiently Routing Messages	Issued	Numerex Corp.
US	13/247,316	9/28/2011	8,543,146	9/24/2013	Method and System for Efficiently Routing Messages	Issued	Numerex Corp.
US	13/848,804	3/22/2013	8,903,437	12/2/2014	Method and System for Efficiently Routing Messages	Issued	Numerex Corp.
US	10/959,809	10/6/2004	7,783,508	8/24/2010	Method and System for Refining Vending Operations Based on Wireless Data	Issued	Numerex Corp.
US	10/877,354	6/25/2004	7,650,285	1/19/2010	Method and System for Adjusting Digital Audio Playback Sampling Rate	Issued	Numerex Corp.
US	12/012,848	2/6/2008	8,265,605	9/11/2012	Service escrowed transportable wireless event reporting system	Issued	Numerex Corp.
US	13/568,559	8/7/2012	8,543,097	9/24/2013	Service escrowed transportable wireless event reporting system	Issued	Numerex Corp.
US	13/971,935	8/21/2013	8,855,716	10/7/2014	Service escrowed transportable wireless event reporting system	Issued	Numerex Corp.
US	12/002,215	12/14/2007	7,880,599	2/1/2011	Method and System for Remotely Monitoring the Operations of a Vehicle	Issued	Numerex Corp.
US	12/002,091	12/14/2007	7,936,256	5/3/2011	Method and System for Interacting with a Vehicle over a Mobile Radiotelephone Network	Issued	Numerex Corp.
US	12/290,048	10/27/2008	8,738,046	5/27/2014	Intelligent Short Message Delivery System and Method	Issued	Numerex Corp.
US	12/713,916	2/26/2010	8,041,383	10/18/2011	Digital Upgrade System and Method	Issued	Numerex Corp.
US	13/234,712	9/16/2011	8,483,748	7/9/2013	Digital Upgrade System and Method	Issued	Numerex Corp.
US	13/911,554	6/6/2013	8,868,059	10/21/2014	Digital Upgrade System and Method	Issued	Numerex Corp.
US	12/640,688	12/17/2009	8,112,285	2/7/2012	Method and System for Improving Real-Time Data Communications	Issued	Numerex Corp.
US	12/985,989	1/6/2011	8,126,764	2/28/2012	Communication of Managing Vending Operations Based on Wireless Data	Issued	Numerex Corp.
US	12/860,231	8/20/2010	8,214,247	7/3/2012	Method and System for Refining Vending Operations Based on Wireless Data	Issued	Numerex Corp.
US	13/491,079	6/7/2012	8,484,070	7/9/2013	Method and System for Managing Vending Operations Based on Wireless Data	Issued	Numerex Corp.
US	12/985,975	1/6/2011	8,269,618	9/18/2012	Method and System for Remotely Monitoring the Location of a Vehicle	Issued	Numerex Corp.
US	13/040,563	3/4/2011	8,253,549	8/28/2012	Method and System for Interacting with a Vehicle over a Mobile Radiotelephone Network	Issued	Numerex Corp.

US	13/561,313	7/30/2012	8,547,212	10/1/2013	Method and System for Interacting with a Vehicle over a Mobile Radiotelephone Network	Issued	Numerex Corp.
US	14/043,363	10/1/2013	9,084,197	7/14/2015	Method and System for Interacting with a Vehicle over a Mobile Radiotelephone Network	Issued	Numerex Corp.
US	13/345,018	1/6/2012	8,412,186	4/2/2013	Method and system for managing subscriber identity modules on wireless networks for machine to-machine applications	Issued	Numerex Corp.
US	13/681,460	11/20/2012	8,611,891	12/17/2013	Method and system for managing subscriber identity modules on wireless networks for machine to-machine applications	Issued	Numerex Corp.
US	14/079,936	11/14/2013	9,414,240	8/9/2016	Method and system for managing subscriber identity modules on wireless networks for machine to-machine applications	Issued	Numerex Corp.
US	13/456,662	4/26/2012	8,705,716	4/22/2014	Interactive Control of Alarm Systems by Telephone Interface Using an Intermediate Gateway	Issued	Numerex Corp.
US	13/413,333	3/6/2012	8,705,704	4/22/2014	Delivery of Alarm System Event Data and Audio Over Hybrid Network	Issued	Numerex Corp.
US	13/438,941	4/4/2012	8,798,260	8/5/2014	Delivery of Alarm System Event Data and Audio	Issued	Numerex Corp.
US	14/450,787	8/4/2014	9,462,135	10/4/2016	Delivery of Alarm System Event Data and Audio	Issued	Numerex Corp.
US	14/013,637	8/29/2013	9,153,124	10/6/2015	Alarm Sensor Supporting Long-Range Wireless Communication	Issued	Numerex Corp.
US	14/039,573	9/27/2013	9,177,464	11/3/2015	Method and system for untethered two-way voice communication for an alarm system	Issued	Numerex Corp.
US	10/462,708	6/17/2003	7,245,703	7/17/2007	Alarm Signal Interceptor, Middleware Processor, and Re-Transmitter Using Caller ID	Issued	Numerex Corp.
US	10/861,790	6/7/2004	7,440,554	10/21/2008	Alarm Signal Interceptor, Middleware Processor, and Re-Transmitter	Issued	Numerex Corp.
US	11/226,857	9/14/2005	7,593,512	9/22/2009	Private VOIP network for Security System Monitoring	Issued	Numerex Corp.
US	11/348,291	2/6/2006	7,734,020	6/8/2010	Two-way Voice and Voice over IP receivers for Alarm Systems	Issued	Numerex Corp.
US	11/517,025	9/7/2006	7,613,278	11/3/2009	Alarm System Activation Platform	Issued	Numerex Corp.
US	12/018,724	1/23/2008	8,369,487	2/5/2013	Enhanced 911 notification for Internet Enabled Alarm Systems	Issued	Numerex Corp.
US	12/504,709	7/17/2009	9,131,040	9/8/2015	Alarm System for use over Satellite Broadband	Issued	Numerex Corp.
US	13/004,917	1/12/2011	8,509,391	8/13/2013	Wireless VoIP Network for Security System Monitoring	Issued	Numerex Corp.

US	13/939,460	7/11/2013	9,094,410	7/28/2015	Wireless VoIP Network for Security System Monitoring	Issued	Numerex Corp.
US	13/194,912	7/30/2011	9,054,893	6/9/2015	Alarm System IP Network with PSTN Output	Issued	Numerex Corp.
US	14/598,737	1/16/2015	9,356,798	5/31/2016	Alarm System IP Network with PSTN Output	Issued	Numerex Corp.
US	14/075,467	11/8/2013	9,235,855	1/12/2016	Delivery of Security Solutions Based on Demand	Issued	Numerex Corp.
US	14/272,709	5/8/2014	9,510,180	11/29/2016	Mobile Management Message Distribution and Active On-Network Determination	Issued	Numerex Corp.
US	14/862,701	9/23/2015			Mobile Management Message Distribution and Active On-Network Determination	Allowed	Numerex Corp
US	14/185,209	2/20/2014	9,350,871	5/24/2016	Delivery of Alarm System Event Data and Audio Over Hybrid Network	Issued	Numerex Corp
US	14/332,794	7/16/2014	9,183,730	11/10/2015	Method and System for Mitigating Invasion Risk Associated with Stranger Interactions in a Security System Environment	Issued	Numerex Corp
US	14/559,190	12/3/2014			Method and System for Managing a Location Detector	Pending	Numerex Corp
US	14/525,808	10/28/2014			Method and System for Generating Geofences for Managing Offender Movement	Pending	Numerex Corp
US	14/534,746	11/6/2014	9,582,982	2/28/2017	Method and System for Energy Managed of an Offender Monitor	Issued	Numerex Corp
US	14/524,232	10/27/2014			Offender Monitor with Managed Rate of Location Reading	Pending	Numerex Corp
US	14/525,786	10/28/2014	9,401,082	7/26/2016	Offender Monitor with Orientation Based Monitoring	Issued	Numerex Corp
US	14/522,965	10/24/2014	9,449,497	9/20/2016	Method and System for Detecting Alarm System Tampering	Issued	Numerex Corp
US	11/040,636	1/21/2005	7,323,970	1/29/2008	Method and System for Remote Interaction with a Vehicle via Wireless Communication	Issued	Numerex Corp
US	14/789,085	7/1/2015			Method and System for Locating a Wireless Tracking Device	Pending	Numerex Corp
US	14/789,089	7/1/2015	9,503,848	11/22/2016	Method and System for Locating a Wireless Tracking Device Associated with a Network of Alarm Panels	Issued	Numerex Corp
US	13/081,954	4/7/2011	9,119,013	8/25/2015	Satellite Based Tracking and Data Device with Multi-Function Radio Frequency Interface	Issued	Numerex Corp
US	13/092,652	4/22/2011			Analytical Scoring Engine for Remote Device Data	Pending	Numerex Corp
US	13/209,536	8/15/2011	8,769,111	7/1/2014	IP Network Service Redirector Device and Method	Issued	Numerex Corp
US	13/435,231	3/30/2012	8,990,915	3/24/2015	Local Data Appliance for Collecting and Storing Remote Sensor Data	Issued	Numerex Corp

US	13/484,973	5/31/2012	9,214,082	12/15/2015	System and Method for Alarm System Tamper Detection and Reporting	Issued	Numerex Corp
US	13/485,030	5/31/2012	9,325,814	8/9/2016	Wireless SNMP Agent Gateway	Issued	Numerex Corp
US	13/607,955	9/10/2012	8,761,795	6/24/2014	Dynamic Reverse Geofencing	Issued	Numerex Corp
US	14/312,037	6/23/2014			Dynamic Reverse Geofencing	Pending	Numerex Corp
US	13/644,001	10/3/2012	8,970,364	3/3/2015	Method and System for Remote Coupling Security System Control	Issued	Numerex Corp
US	13/734,352	1/4/2013	9,207,331	12/8/2015	Using Statistical Analysis to Infer an Accurate GPS Location for Use in Tracking Devices	Issued	Numerex Corp
US	13/865,601	4/18/2013	9,041,527	5/26/2015	System and Method for Using Alarm System Zones for Remote or Mobile Objects	Issued	Numerex Corp
US	14/721,472	5/26/2015			System and Method for Using Alarm System Zones for Remote or Mobile Objects	Pending	Numerex Corp
US	14/538,569	11/11/2014			System and Method for Employing Base Stations to Track Mobile Devices	Pending	Numerex Corp
US	14/552,768	11/25/2014			System and Method for Interfacing 2G Applications with a 3G/4G Cellular Radio Network	Pending	Numerex Corp
US	14/794,586	7/8/2015			Depletion Mode MOSFET Power Supply	Pending	Numerex Corp
US	14/794,602	7/8/2015			System and Method for Camera Registration	Pending	Numerex Corp
US	14/830,574	8/19/2015			Motor Fault Detection System and Method	Pending	Numerex Corp
US	14/872,780	10/1/2015			Coordination of Gas Pump with Tank Level Sensors for Fraud Detection	Pending	Numerex Corp
US	14/872,997	10/1/2015			Closed Tank Fill Level Sensor	Pending	Numerex Corp
US	11/804,199	5/17/2007	7,680,471	3/16/2010	System and method for prolonging wireless data product's life	Issued	Numerex Corp
US	13/750,205	1/25/2013	9,215,578	12/15/2015	Monitoring Systems and Methods	Issued	Omnilink Systems Inc.
US	12/112,695	4/30/2008	8,115,621	2/14/2012	Device for Tracking the Movement of Individuals or Objects	Issued	Omnilink Systems Inc.
US	11/935,858	11/6/2007	8,547,222	10/1/2013	System and Method of Tracking the Movement of Individuals and Assets	Issued	Omnilink Systems Inc.
US	11/935,833	11/6/2007	7,518,500	4/14/2009	System and Method for Monitoring Alarms and Responding to the Movement of Individuals and Assets	Issued	Omnilink Systems Inc.
US	12/350,678	1/8/2009	7,864,047	1/4/2011	System and Method for Monitoring Alarms and Responding to the Movement of Individuals and Assets	Issued	Omnilink Systems Inc.
US	13/937,941	7/9/2013	9,373,241	6/21/2016	System and Method of Tracking the Movement of Individuals and Assets	Issued	Omnilink Systems Inc.

US	12/794,500	6/4/2010	8,489,113	7/16/2013	Method and System for Tracking, Monitoring and/or Changing Tracking Devices including Wireless Energy Transfer Features	Issued	Omnilink Systems Inc.
US	12/639,524	12/16/2009	8,831,627	9/9/2014	System and Method for Tracking Monitoring, Collecting, Reporting and Communicating with the Movement of Individuals	Issued	Omnilink Systems Inc.
US	29/279,448	5/1/2007	D578,918	10/21/2008	Offender Monitor	Issued	Omnilink Systems Inc.
US	08/969,146	11/12/1997	6,154,648	11/28/2000	METHODS AND APPARATUS FOR COMMUNICATING DATA VIA A CELLULAR MOBILE RADIOTELEPHONE SYSTEM	Issued	Numerex Corp.
US	09/160,512	9/24/1998	6,108,537	8/22/2000	METHOD AND SYSTEM FOR PERFORMING A PREDETERMINED OPERATION RELATED TO A PREDETERMINED CLASS OF CELLULAR SOURCES	Issued	Numerex Corp.
US	15/222,164	7/28/2016			Offender Monitor Messaging System	Pending	Numerex Corp.
US	15/158,088	5/18/2016			System and Method of Using Pick-up, Drop-off Geofence for Mobile Devices	Pending	Numerex Corp.
US	14/991,031	1/8/2016	9,536,417	1/2/2017	Method and System for Hierarchical Management of Personal Emergency Response System (PERS) Devices	Issued	Numerex Corp.
US	14/991,028	1/8/2016			Method and System for Locating a Personal Emergency Response System (PERS) Device Based on Real Estate Lockbox Interaction	Pending	Numerex Corp.
US	15/331,364	10/21/2016			Method and System for Locating a Wireless Tracking Device Associated with a Network of Alarm Panels	Pending	Numerex Corp.

Active U.S. Registrations: See above.

Pending U.S. Applications: See above.

3.     The following comprise trademarks registrations and/or applications, by Loan Party, as indicated below:

MARK	SERIAL NO.	REG. NO.	FILING DATE	REG. DATE	Registrant	Country
	77894440	3906542	12/16/2009	1/18/2011	Numerex Corp.	US
AVIDWIRELESS	85721098	4378893	9/5/2012	8/6/2013	Numerex Corp.	US
FASTRACK	78047504	2858718	2/9/2001	6/29/2004	Numerex Corp.	US
FOCALPOINT	78873454	3545293	5/1/2006	12/9/2008	Omnilink Systems Inc.	US
MYSHIELD	86740980	5087883	8/28/2015	11/22/2016	Numerex Corp.	US
NEXTALARM	86187648	4784209	2/7/2014	8/4/2015	Numerex Corp.	US
NEXTALARM.COM	78885124	3249281	5/16/2006	6/5/2007	Numerex Corp.	US
NEXTALARM.COM THE BROADBAND ALARM COMPANY	78929909	3244717	7/14/2006	5/22/2007	Numerex Corp.	US
NUMEREX	77710898	3736251	4/9/2009	1/12/2010	Numerex Corp.	US
NUMEREX SATELLITE FLEX	85385958	4488845	8/1/2011	2/25/2014	Numerex Corp.	US
OMNILINK	78626004	3156898	5/9/2005	10/17/2006	Omnilink Systems Inc.	US
SMART DATA DELIVERED	86112013	4680617	11/6/2013	2/3/2015	Numerex Corp.	US
THE BROADBAND ALARM COMPANY	78785181	3175728	1/4/2006	11/21/2006	Numerex Corp.	US
UPLINK	78691601	3279435	8/12/2005	8/14/2007	Uplink Security, LLC	US
UPLINK	78106931	4013326	2/5/2002	8/16/2011	Uplink Security, LLC	US
UPLINK	86190829	4683816	2/11/2014	2/10/2015	Uplink Security, LLC	US
ACCELAVIEW	85040167	3932829	5/17/2010	3/15/2011	Numerex Corp.	US
MACHINES TRUST US	77592395	3675590	10/14/2008	9/1/009	Numerex Corp.	US
NUMEREX FAST	77920341	3906634	1/26/2010	1/18/2011	Numerex Corp.	US
NUMEREX DNA DEVICE NETWORK APPLICATION	77917829	3840747	1/22/2010	8/31/2010	Numerex Corp.	US
V-NOTIFY	77084419	3333730	1/17/2007	11/13/2007	Numerex Corp.	US
E-NOTIFY	77084414	3403769	1/17/2007	3/25/2008	Numerex Corp.	US
ORBITRAX	77004275	3264104	9/21/2006	7/17/2007	Numerex Corp.	US
CELLEMETRY	74493789	2004693	2/23/1994	10/1/1996	Numerex Corp.	US
DCX	74437904	1941980	9/20/1993	12/19/1995	Numerex Corp.	US
DERIVED CHANNEL MULTIPLEX	74437859	1937727	9/20/1993	11/28/1995	Numerex Corp.	US
UPLINK REMOTE	86187670	4677682	2/7/2014	1/27/2015	Uplink Security, LLC	US
UPLINK GPS	85818059	4546091	1/8/2013	6/10/2014	Uplink Security, LLC	US

Active U.S. Registrations: See above.

Pending U.S. Applications: See above.

Active International Applications/Registrations:

MARK	COUNTRY	CURRENT OWNER	[SER. NO.] /REG. NO.	FILING DATE	REG. DATE	STATUS	NEXT ACTION
None.

4.          Common law trademarks claimed by Numerex Corp.: iTank, iManage

5.          Intellectual Property Licenses:

Settlement Agreement between Satellite Tracking of People, LLC and Michelle Enterprises on the one hand, and Omnilink Systems Inc. on the other, dated July 16, 2010.

Supplemental Settlement Agreement between Satellite Tracking of People, LLC and Omnilink Systems Inc., effective May 19, 2014.

GPS and Limited Data Bus Patent License Agreement between Omega Patents LLC and Numerex Corp., dated February 1, 2011.

Software License Agreement between Verizon Corporate Services Group Inc. and Omnilink Systems Inc., effective September 2, 2015.

Software License Agreement between Jazz Wireless Data, Inc. and Numerex Corp., effective September 30, 2010.

Wireless Network Patent Portfolio License between MPEG LA, LLC and Numerex Corp., effective November 11, 2006.

6.          Domain Names:

Registrar	Domain Name	End Date
GoDaddy	alzcomfortzone.com	10/18/2017
GoDaddy	comfortzonecheckin.com	10/18/2017
GoDaddy	lbsdeveloper.com	10/18/2017
GoDaddy	lbsdevelopment.com	10/18/2017
GoDaddy	lbsgateway.com	10/18/2017
GoDaddy	nmrxalerts.com	2/8/2026
GoDaddy	4GSUNRISE.COM	9/12/2017
GoDaddy	accelaview.info	5/12/2018
GoDaddy	accelaview.net	5/12/2018
GoDaddy	accelaview.us	5/11/2018
GoDaddy	accelaviewblog.com	5/12/2018
GoDaddy	accelaviewdriver.com	5/12/2018
GoDaddy	accelaviewdriver.info	5/12/2018
GoDaddy	accelaviewdriver.net	5/12/2018
GoDaddy	accelaviewdriver.us	5/11/2018
GoDaddy	accelaviewfleet.com	5/12/2018
GoDaddy	accelaviewfleet.info	5/12/2018
GoDaddy	accelaviewfleet.net	5/12/2018
GoDaddy	accelaviewfleet.us	5/11/2018
GoDaddy	accelaviewonline.com	5/12/2018
GoDaddy	accelaviewshop.com	5/12/2018
GoDaddy	accelaviewstore.com	5/12/2018
GoDaddy	ACCUTAV.BIZ	5/16/2018
GoDaddy	ACCUTAV.COM	5/17/2018
GoDaddy	ACCUTAV.INFO	5/17/2018
GoDaddy	ACCUTAV.MOBI	5/17/2018
GoDaddy	ACCUTAV.NET	5/17/2018
GoDaddy	ACCUTAV.ORG	5/17/2018
GoDaddy	ACCUTAV.US	5/16/2018
GoDaddy	ACTIVATEUPLINK.COM	7/28/2017
GoDaddy	AIRDESK.NET	5/1/2018
GoDaddy	AIRDESKWIRELESS.COM	5/1/2018
GoDaddy	ALARMLOGIN.COM	6/26/2017
GoDaddy	ALARMLOGIN.NET	6/26/2017
GoDaddy	ALARMLOGIN.US	5/16/2017
GoDaddy	ASKUPLINK.COM	7/28/2017
GoDaddy	CELLEMETRY.COM	5/1/2018
GoDaddy	CELLEMETRY.NET	5/1/2018

GoDaddy	CELLEMETRY.ORG	5/3/2018
GoDaddy	CELLEMETRYAPPS.COM	5/1/2018
GoDaddy	comcastconnectionprotection.com	9/30/2018
GoDaddy	comcastwirelessbackup.com	8/25/2026
GoDaddy	CPNFORUM.COM	5/1/2018
GoDaddy	DCXSYS.COM	5/1/2018
GoDaddy	DIGILOG.COM	5/1/2018
GoDaddy	FAST-SCO.COM	10/15/2018
GoDaddy	FAST-UPLINK.COM	7/28/2017
GoDaddy	FASTRACKFLEET.COM	7/12/2017
GoDaddy	FASTRACKMOBILE.COM	7/12/2017
GoDaddy	FASTRACKXPRESS.COM	7/12/2017
GoDaddy	FTFLEET.COM	8/1/2017
GoDaddy	GOUPLINK.NET	7/28/2017
GoDaddy	GPRSXPRESS.COM	5/1/2018
GoDaddy	M2MEXCHANGE.NET	5/29/2018
GoDaddy	M2MEXCHANGE.ORG	5/29/2018
GoDaddy	M2MXCHANGE.COM	5/29/2018
GoDaddy	M2MXCHANGE.NET	5/29/2018
GoDaddy	M2MXCHANGE.ORG	5/29/2018
GoDaddy	MBLGPS.COM	12/31/2017
GoDaddy	myaccelaview.com	5/12/2018
GoDaddy	MYALARM.INFO	7/10/2017
GoDaddy	MYMOBILEFASTRACK.COM	7/12/2017
GoDaddy	MYMOBILEGUARDIAN.COM	5/1/2018
GoDaddy	MYMOBILEGUARDIAN.NET	5/1/2018
GoDaddy	MYUPLINKCONNECT.COM	7/20/2017
GoDaddy	MYUPLINKGPS.COM	7/20/2017
GoDaddy	MYUPLINKINTERACTIVE.COM	7/20/2017
GoDaddy	MYUPLINKMOBILE.COM	7/20/2017
GoDaddy	MYUPLINKREMOTE.COM	7/20/2017
GoDaddy	MYUPLINKSECURITY.COM	7/20/2017
GoDaddy	MYWIRELESSCONNECTIONS.COM	5/1/2018
GoDaddy	MYWIRELESSCONNECTIONS.NET	5/1/2018
GoDaddy	NEXTALARM.COM	4/23/2021
GoDaddy	NEXTALARM.INFO	6/12/2017
GoDaddy	NEXTALARM.NET	6/12/2017
GoDaddy	NEXTALARM.ORG	6/12/2017
GoDaddy	NEXTALARM.US	6/11/2017

GoDaddy	NEXTVIEWCAM.COM	1/23/2018
GoDaddy	NMRX.COM	5/1/2018
GoDaddy	NMRX.NET	5/1/2018
GoDaddy	NMRX.ORG	3/24/2017
GoDaddy	NUMEREX-IOT.COM	6/11/2025
GoDaddy	NUMEREX.COM	11/4/2021
GoDaddy	NUMEREX.NET	8/10/2018
GoDaddy	NUMEREX.ORG	8/10/2018
GoDaddy	numerexbilling.com	6/16/2026
GoDaddy	NUMEREXCELLPASS.COM	8/1/2017
GoDaddy	NUMEREXCLOUDPASS.COM	8/1/2017
GoDaddy	NUMEREXCOMMPASS.COM	8/2/2017
GoDaddy	NUMEREXCOMPASS.COM	8/1/2017
GoDaddy	NUMEREXCONNECTPASS.COM	8/1/2017
GoDaddy	NUMEREXCORP.COM	5/1/2018
GoDaddy	NUMEREXCORP.NET	5/1/2018
GoDaddy	NUMEREXDATAPASS.COM	8/1/2017
GoDaddy	NUMEREXFASTPASS.COM	8/1/2017
GoDaddy	NUMEREXFASTRACK.COM	7/12/2017
GoDaddy	NUMEREXFLEX.COM	7/12/2017
GoDaddy	NUMEREXM2MSOLUTIONS.COM	5/11/2020
GoDaddy	NUMEREXMEXICO.COM	5/1/2018
GoDaddy	NUMEREXMOBILE.COM	7/12/2017
GoDaddy	NUMEREXPASSPORT.COM	8/1/2017
GoDaddy	NUMEREXPRESS.COM	8/27/2018
GoDaddy	NUMEREXSOLUTIONS.COM	5/1/2018
GoDaddy	NUMEREXSOLUTIONS.NET	5/1/2018
GoDaddy	NUMEREXVENDING.COM	5/1/2018
GoDaddy	NUMEREXVENDING.NET	5/1/2018
GoDaddy	NUMEREXWORLDPASS.COM	7/12/2017
GoDaddy	ONEHOURSECURITY.COM	12/19/2017
GoDaddy	ORBIT-ONE.COM	4/6/2020
GoDaddy	PORTABLEM2M.COM	5/29/2018
GoDaddy	PORTABLEM2M.NET	5/29/2018
GoDaddy	PORTABLEM2M.ORG	5/29/2018
GoDaddy	POWEREDBYNUMEREX.COM	5/11/2020
GoDaddy	REMOTEARM.ME	12/22/2017
GoDaddy	SATELLITEFLEX.COM	7/12/2017
GoDaddy	SATELLITEHERO.COM	7/12/2017

GoDaddy	SMARTDATADELIVERED.BIZ	3/8/2017
GoDaddy	SMARTDATADELIVERED.COM	3/9/2017
GoDaddy	SMARTDATADELIVERED.INFO	3/9/2017
GoDaddy	SMARTDATADELIVERED.MOBI	3/9/2017
GoDaddy	SMARTDATADELIVERED.NET	3/9/2017
GoDaddy	SMARTDATADELIVERED.ORG	3/9/2017
GoDaddy	SMARTDATADELIVERED.US	3/8/2017
GoDaddy	U-TARQCARGO.NET	6/3/2018
GoDaddy	U-TRAQ.COM	6/3/2018
GoDaddy	U-TRAQ.NET	6/3/2018
GoDaddy	U-TRAQASSETS.COM	6/18/2018
GoDaddy	U-TRAQASSETS.NET	6/18/2018
GoDaddy	U-TRAQAUTO.COM	6/3/2018
GoDaddy	U-TRAQAUTO.NET	6/3/2018
GoDaddy	U-TRAQAUTOPRO.COM	6/18/2018
GoDaddy	U-TRAQAUTOPRO.NET	6/18/2018
GoDaddy	U-TRAQCARGO.COM	6/3/2018
GoDaddy	U-TRAQFLEET.COM	6/3/2018
GoDaddy	U-TRAQFLEET.NET	6/3/2018
GoDaddy	U-TRAQMINI.COM	6/18/2018
GoDaddy	U-TRAQMINI.NET	6/18/2018
GoDaddy	U-TRAQMINIC.COM	6/18/2018
GoDaddy	U-TRAQMINIC.NET	6/18/2018
GoDaddy	U-TRAQPETS.COM	6/3/2018
GoDaddy	U-TRAQPETS.NET	6/3/2018
GoDaddy	UPLINK.COM	5/1/2018
GoDaddy	UPLINK2GIG.COM	7/28/2017
GoDaddy	UPLINKBILLING.COM	5/1/2018
GoDaddy	UPLINKCONNECT.COM	7/20/2017
GoDaddy	UPLINKGPS.COM	7/20/2017
GoDaddy	UPLINKINTERACTIVE.COM	7/20/2017
GoDaddy	UPLINKREMOTE.COM	7/20/2017
GoDaddy	UPLINKSECURITY.COM	5/1/2018
GoDaddy	UPLINKTRACKER.COM	4/23/2018
GoDaddy	UPLINKTRACKER.NET	4/23/2018
GoDaddy	UPLINKTRACKING.COM	4/23/2018
GoDaddy	UPLINKTRACKING.NET	4/23/2018
GoDaddy	UTRAQAUTO.COM	6/3/2018
GoDaddy	UTRAQAUTO.NET	6/3/2018

GoDaddy	UTRAQCARGO.COM	6/3/2018
GoDaddy	UTRAQCARGO.NET	6/3/2018
GoDaddy	UTRAQFLEET.COM	6/3/2018
GoDaddy	UTRAQFLEET.NET	6/3/2018
GoDaddy	UTRAQNOW.COM	6/3/2018
GoDaddy	UTRAQNOW.NET	6/3/2018
GoDaddy	UTRAQPETS.COM	6/3/2018
GoDaddy	UTRAQPETS.NET	6/3/2018
GoDaddy	VENDMONITOR.COM	5/1/2018
GoDaddy	VENDMONITOR.NET	5/1/2018
GoDaddy	VENDVIEW.COM	12/31/2017
GoDaddy	VENDVIEW.NET	12/31/2017
GoDaddy	VOIP-ALARM.CO	7/19/2017
GoDaddy	VOIPALARM.CO	7/19/2017
GoDaddy	VOIPALARM.COM	12/10/2018
GoDaddy	ALZCOMFORTZONE.COM	10/18/2017
GoDaddy	COMFORTZONECHECKIN.COM	10/18/2017
GoDaddy	LBSDEVELOPER.COM	10/18/2017
GoDaddy	LBSDEVELOPMENT.COM	10/18/2017
GoDaddy	LBSGATEWAY.COM	10/18/2017
GoDaddy	LBSPLATFORM.COM	10/18/2017
GoDaddy	LBSPROFESSIONALSERVICES.COM	10/18/2017
GoDaddy	LBSPROSERVE.COM	10/18/2017
GoDaddy	M2MWIRELESSDEVICES.COM	10/18/2017
GoDaddy	OMNILINK.COM	10/18/2017
GoDaddy	OMNILINKALERT.COM	10/18/2017
GoDaddy	OMNILINKALERTS.COM	10/18/2017
GoDaddy	OMNILINKFOCALPOINT.COM	10/18/2017
GoDaddy	OMNILINKFOCALPT.COM	10/18/2017
GoDaddy	OMNILINKFPT.COM	10/18/2017
GoDaddy	OMNILINKJS.COM	10/18/2017
GoDaddy	OMNILINKJUDICIAL.COM	10/18/2017
GoDaddy	OMNILINKSAFERETURN.COM	10/18/2017
GoDaddy	OMNILINKSAFERETURNS.COM	10/18/2017
GoDaddy	OMNILINKSOFTWARE.COM	10/18/2017
GoDaddy	OMNILINKSYS.COM	10/18/2017
GoDaddy	OMNILINKSYSTEMS.COM	10/18/2017
GoDaddy	OMNILINKVE.COM	10/18/2017
GoDaddy	OMNILINKVIRTUALEARTH.COM	10/18/2017

GoDaddy	TSCGATEWAY.COM	10/18/2017
GoDaddy	TSCGATEWAY.NET	10/18/2017
GoDaddy	UNIVERSALTRACKER.COM	10/18/2017
GoDaddy	VIRTUALEARTHCONSULTING.COM	10/18/2017
GoDaddy	VIRTUALEARTHDEVELOPMENT.COM	10/18/2017
GoDaddy	VIRTUALEARTHPS.COM	10/18/2017
GoDaddy	numerexdna.com	12/30/2018
GoDaddy	ublip.com	5/25/2017
GoDaddy	numerexfast.com	4/20/2018
GoDaddy	i3gcorp.com	12/19/2017
GoDaddy	ACCUTRAX.COM	4/16/2018
GoDaddy	ACCUTRAX.INFO	3/2/2019
GoDaddy	ACCUTRAX.MOBI	3/2/2019
GoDaddy	ACCUTRAX.US	3/1/2019
GoDaddy	ACCUTRAXLIVE.COM	3/1/2019
GoDaddy	ACCUTRAXLIVE.NET	3/1/2019
GoDaddy	ACCUTRAXONLINE.NET	3/1/2019
GoDaddy	ACCUTRAXWEB.COM	3/1/2019
GoDaddy	ACCUTRAXWEB.NET	3/1/2019
GoDaddy	FELIX-DATA.COM	1/26/2018
GoDaddy	FELIXADMIN.COM	1/26/2018
GoDaddy	FELIXCONTROL.COM	1/26/2018
GoDaddy	FELIXLITE.COM	1/26/2018
GoDaddy	FELIXLITE.NET	1/26/2018
GoDaddy	FELIXLIVE.COM	1/26/2018
GoDaddy	FELIXLIVE.NET	1/26/2018
GoDaddy	FELIXLOGISTICS.COM	1/26/2018
GoDaddy	FELIXMANAGER.COM	1/26/2018
GoDaddy	FELIXMAPPING.COM	1/26/2018
GoDaddy	FELIXMOBILE.COM	1/26/2018
GoDaddy	FELIXMOBILE.NET	1/26/2018
GoDaddy	FELIXTAV.COM	1/26/2018
GoDaddy	FELIXTPM.COM	4/4/2018
GoDaddy	FELIXTRACKING.COM	1/26/2018
GoDaddy	FELIXVIEW.COM	1/26/2018
GoDaddy	G-RFID.COM	1/23/2018
GoDaddy	G-RFID.INFO	1/24/2018
GoDaddy	G-RFID.NET	1/23/2018
GoDaddy	G-RFID.ORG	1/24/2018

GoDaddy	G-RFID.US	1/23/2018
GoDaddy	I-FELIX.COM	1/26/2018
GoDaddy	MYACCUTRAX.COM	3/1/2019
GoDaddy	MYACCUTRAX.NET	3/1/2019
GoDaddy	comcastconnectionpro.com	1/13/2022
GoDaddy	comcastwirelessbackup.com	1/25/2026
GoDaddy	comcastconnectionprotection.com	9/30/2018

SCHEDULE 5.9

LEASEHOLD PROPERTY

5900 Windward Parkway #200

Alpharetta, GA 30005

8144 Walnut Hill Lane, Suite 310

Dallas, TX 75231

1210 Roosevelt Street, Suite 200

Edmund, OK 73034

275 S. Main Street, Suite 2CC

Doylestown, PA 18902

3330 Cumberland Boulevard SE, Suite 700

Atlanta, GA 30339

12720 Hillcrest Road

Dallas, TX 75230

SCHEDULE 6

DEPOSITARY AND OTHER ACCOUNTS

GRANTOR	FINANCIAL INSTITUTION (Name and address)	ACCOUNT NUMBER	TYPE AND USE
Numerex Corp.	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054		Primary bank account Checking/lockbox deposit
Orbit One Communications, LLC	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054		Sub account Checking/lockbox deposit
Uplink Security, LLC	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054		Sub account Checking/lockbox deposit
NUMEREX SOLUTIONS, LLC	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054		Sub account Checking/lockbox deposit
Cellemetry LLC	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054		Sub account Checking/lockbox deposit
Numerex Government Services LLC	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054		Sub account Checking/lockbox deposit
NextAlarm LLC	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054		Sub account Checking/lockbox deposit

Omnilink Systems Inc.	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	Sub account Checking/lockbox deposit
Omnilink Systems Inc.	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	Sub account Checking/lockbox deposit
Numerex Corp.	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	Sub account Treasury investments
Omnilink Systems Inc.	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	Sub account Letter of Credit
Omnilink Systems Inc.	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	Sub account Letter of Credit
Uplink Security, LLC	Bank of Montreal 100 King St. W – Main Floor Toronto, ON M5X1A3 Canada	Canadian dollar account Checking/lockbox deposit
Uplink Security, LLC	Bank of Montreal 100 King St. W – Main Floor Toronto, ON M5X1A3 Canada	US dollar account Checking/lockbox deposit
Numerex Corp.	SunTrust Bank Mail Code GA-ATL-0490 1380 Powers Ferry Rd Marietta, GA 30067	Prior bank main account Checking/lockbox deposit
Numerex Corp.	SunTrust Bank Mail Code GA-ATL-0490 1380 Powers Ferry Rd Marietta, GA 30067	Sub account Checking/lockbox deposit

Numerex Corp.	SunTrust Bank Mail Code GA-ATL-0490 1380 Powers Ferry Rd Marietta, GA 30067	Sub account Checking/lockbox deposit
Numerex Corp.	SunTrust Bank Mail Code GA-ATL-0490 1380 Powers Ferry Rd Marietta, GA 30067	Sub account Checking/lockbox deposit
Numerex Corp.	SunTrust Bank Mail Code GA-ATL-0490 1380 Powers Ferry Rd Marietta, GA 30067	Sub account Checking/lockbox deposit
Numerex Corp.	SunTrust Bank Mail Code GA-ATL-0490 1380 Powers Ferry Rd Marietta, GA 30067	Sub account Checking/lockbox deposit
Numerex Corp.	SunTrust Bank Mail Code GA-ATL-0490 1380 Powers Ferry Rd Marietta, GA 30067	Sub account Checking/lockbox deposit

SCHEDULE 7

COMMERCIAL TORT CLAIMS

Cen Com, Inc. v. Numerex Corp. and NextAlarm, LLC, Kings County, Superior Court, Washington, Case No. 162310770SEA, filed  December 30, 2016, received January 4, 2017, Answer filed  April 11, 2017 in the United Stated District Court Western District of Washington, Case No. 2:17-ev-00560

Numerex Corp. has asserted counterclaims of trademark infringement and interference of contractual relations against Cen Com related to its use of the NextAlarm trademark and the solicitation of NextAlarm customers.

SCHEDULE 8

CERTAIN RECEIVABLES

None.

ANNEX I

FORM OF JOINDER TO GUARANTY AND COLLATERAL AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) dated as of [_______ __, 20__] is executed by the undersigned for the benefit of HCP-FVF, LLC, a Delaware limited liability company, as agent for itself and the Purchasers (together with its successors and assigns, in such capacity, collectively, “Collateral Agent”) in connection with that certain Guaranty and Collateral Agreement dated as of June 7, 2017 among the Borrower, the Purchasers party thereto and Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”). Capitalized terms not otherwise defined herein are being used herein as defined in the Guaranty and Collateral Agreement.

Each Person signatory hereto is required to execute this Agreement pursuant to Section 8.15 of the Guaranty and Collateral Agreement.

In consideration of the promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory (intending to be legally bound) hereby agrees as follows:

1.             Each such Person unconditionally and absolutely assumes all the obligations of a Grantor [and a Guarantor] under the Guaranty and Collateral Agreement and agrees that such Person is and shall be a Grantor [and a Guarantor] and bound as a Grantor [and a Guarantor] under the terms of the Guaranty and Collateral Agreement, as if such Person had been an original signatory to such agreement. In furtherance of the foregoing, such Person hereby unconditionally grants, pledges, collaterally assigns and transfers to Collateral Agent, the ratable benefit of the Purchasers and Collateral Agent, a valid and continuing security interest in and Lien on all of such Person’s right, title and interest in and to the Collateral owned by such Person to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations.

2.             Schedules 1, 2, 3, 4, 5, 6 and 7 of the Guaranty and Collateral Agreement are hereby amended to add the information relating to each such Person set out on Schedules 1, 2, 3, 4, 5, 6 and 7 respectively, hereof. Each such Person hereby makes to Collateral Agent the representations and warranties set forth in the Guaranty and Collateral Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct in all material (without duplication of any materiality qualifiers) respects after giving effect to such amendment to such Schedules.

3.             In furtherance of its obligations under Section 5.2 of the Guaranty and Collateral Agreement, each such Person agrees to deliver to Collateral Agent appropriately complete UCC financing statements naming such person or entity as debtor and Collateral Agent as secured party, and describing its Collateral and such other documentation as Collateral Agent (or its successors or assigns) may reasonably require to evidence, protect and perfect the Liens created by the Guaranty and Collateral Agreement, as modified hereby. Each such Person acknowledges the authorizations given to Collateral Agent under Section 5.9(b) of the Guaranty and Collateral Agreement and otherwise.

Annex I – Page 1

4.             Each such Person’s address for notices under the Guaranty and Collateral Agreement shall be the address of Borrower set forth in the Note Purchase Agreement and each such Person hereby appoints Borrower as its agent to receive notices hereunder.

5.             This Agreement shall be deemed to be part of, and a modification to, the Guaranty and Collateral Agreement and shall be governed by all the terms and provisions of the Guaranty and Collateral Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity. Each such Person hereby waives notice of Collateral Agent’s acceptance of this Agreement. Each such Person will deliver an executed original of this Agreement to Collateral Agent.

[NEW GRANTOR], a [________]
[________]

By:
Name:
Title:

Annex I – Page 2